Exhibit 10.3

U.S. GOLD CORPORATION

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EQUITY TRANSFER SERVICES INC.

WARRANT INDENTURE

Dated February 22, 2006

Fraser Milner Casgrain LLP

2

SECTION 13.02	TIME OF THE ESSENCE:	42
SECTION 13.03	COUNTERPARTS:	42
SECTION 13.04	SATISFACTION AND DISCHARGE OF INDENTURE:	42
SECTION 13.05	PROVISIONS OF INDENTURE AND WARRANT CERTIFICATE FOR THE SOLE BENEFIT OF PARTIES AND WARRANTHOLDERS:	42
SECTION 13.06	STOCK EXCHANGE CONSENTS:	42

SCHEDULE A	FORM OF WARRANT CERTIFICATE

3

THIS WARRANT INDENTURE dated the 22nd day of February, 2006.

B E T W E E N:

U.S. GOLD CORPORATION, a corporation existing under the laws of the State of Colorado,

(hereinafter called the “Corporation”)

OF THE FIRST PART

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EQUITY TRANSFER SERVICES INC., a corporation existing under the Canada Business Corporations Act,

(hereinafter called the “Warrant Agent”),

OF THE SECOND PART

WHEREAS the Corporation is authorized to issue Two Hundred Fifty Million (250,000,000) Common Shares (as hereinafter defined);

AND WHEREAS the Corporation proposes to issue up to 16,700,000 subscription receipts, each subscription receipt will entitle the holder thereof, without payment of any additional consideration, to be issued one Common Share and one-half Warrant (as hereinafter defined), and with each whole Warrant entitling the holder thereof to subscribe for and purchase, subject to adjustment, one Common Share at the price and upon the other terms and conditions hereinafter set forth;

AND WHEREAS the Corporation proposes to issue a compensation option as partial compensation for the services of the Agents (as hereinafter defined) such option being exercisable, without payment of additional consideration, to acquire Agent’s Warrants equal to up to 1,002,000 units at an exercise price of US$4.50, each unit consisting of one Common Share and one-half Warrant , and with each whole Warrant entitling the holder thereof to subscribe for and purchase, subject to adjustment, one Common Share at the price and upon the other terms and conditions hereinafter set forth;

AND WHEREAS the Corporation is authorized under the laws applicable to it to create and issue the Warrants as hereinafter provided;

AND WHEREAS the Warrants will be represented by Warrant Certificates (as hereinafter defined) issued and countersigned in accordance with the provisions hereof;

AND WHEREAS all things necessary have been or will be done and performed by the Corporation to make each of the Warrants and the Warrant Certificates, when countersigned by the Warrant Agent and issued in accordance with the provisions of this Indenture, legal, valid and binding obligations of the Corporation with the benefits and subject to the provisions of this Indenture;

AND WHEREAS the Warrant Agent has agreed to enter into this Indenture and to hold all rights, interests and benefits contained herein for and on behalf of those persons who become holders of Warrants issued hereunder;

AND WHEREAS the foregoing recitals are made as representations by the Corporation and not the Warrant Agent;

NOW THEREFORE THIS INDENTURE WITNESSETH that for good and valuable consideration mutually given and received, the receipt and sufficiency of which is hereby acknowledged, it is hereby agreed and declared as follows:

ARTICLE ONE

DEFINITIONS AND INTERPRETATION

Section 1.01                            Definitions:

In this Indenture and in the Warrant Certificates, unless there is something in the subject matter or context inconsistent therewith, the words and terms defined in this section 1.01 shall, for the purpose of this Indenture and all supplemental indentures hereto and for the purpose of the Warrant Certificates, have the respective meanings specified in this section 1.01:

(a)                                  “1933 Act” means the United States Securities Act of 1933, as amended;

(b)                                 “Accredited Investor” means an “accredited investor” as defined in Rule 501(a) of Regulation D;

(c)                                  “Agents” means GMP Securities LP and Griffiths McBurney Corp. collectively;

(d)                                 “Agent’s Warrants” means the up to 1,002,000 agent’s warrants issued in accordance with the agency agreement dated as of the date hereof between the Corporation and the Agent;

(e)                                  “Applicable Legislation” means the provisions, if any, of the Business Corporations Act (Ontario) and any statute of Canada or a province thereof, and of the regulations under any such statutes, relating to warrant indentures or to the rights, duties and obligations of trustees and of corporations under warrant indentures, to the extent that such provisions are at the time in force and applicable to this Indenture;

(f)                                    “Business Day” means a day which is not a Saturday or Sunday or a civic or statutory holiday in any of the cities where Warrant Certificates may be surrendered to the Warrant Agent pursuant to the provisions hereof;

(g)                                 “Certified Resolution” means a copy of a resolution certified by the President or the Secretary of the Corporation, which may but need not be under the corporate seal of the Corporation, to have been passed by the Directors and to be in full force and effect on the date of such certification;

(h)                                 “Common Share Reorganization” means any of the events described in paragraphs 5.01(a)(i), (ii), (iii) or (iv) hereof;

(i)                                     “Common Shares” means the shares of common stock, no par value, which the Corporation is authorized to issue as such shares of common stock are constituted at the close of business on the Effective Date; provided that in the event of any adjustment pursuant to the provisions of article five hereof, “Common Shares” shall thereafter mean the shares or other securities or property resulting from such adjustment;

(j)                                     “Corporation” means U.S. Gold Corporation and includes any successor corporation thereto;

(k)                                  “Corporation’s Auditors” means the firm of chartered accountants appointed as the auditors of the Corporation at the particular time;

(l)                                     “Counsel” means a barrister and solicitor or a firm of barristers and solicitors, who may be counsel for the Corporation, acceptable to the Warrant Agent;

(m)                               “Current Market Price” of the Common Shares at any date means the price per share equal to the volume weighted average trading price at which the Common Shares have traded on the Toronto Stock Exchange or, if the Common Shares are not then listed on the Toronto Stock Exchange, on such other Canadian stock exchange as may be selected by the directors of the Corporation for such purpose or, if the Common Shares are not then listed on any Canadian stock exchange, in the over-the-counter market, during the period of any 20 consecutive trading days ending not more than five Business Days before such date; provided that the weighted average trading price shall be determined by dividing the aggregate sale price of all Common Shares sold on the said exchange or market, as the case may be, during the said 20 consecutive trading days by the total number of Common Shares so sold; and provided further that if the Common Shares are not then listed on any Canadian stock exchange or traded in the over-the-counter market, then the Current Market Price shall be determined by a firm of independent chartered accountants selected by the Directors and acceptable to the Warrant Agent;

(n)                                 “Director” means a director of the Corporation for the time being, and, unless otherwise specified herein, reference to “action by the Directors” means action by the directors of the Corporation as a board or, whenever empowered, action by any committee of the directors of the Corporation;

(o)                                 “Dividends Paid In The Ordinary Course” means dividends paid or declared payable in any financial year of the Corporation, to the extent that cash dividends do not exceed 5% of the Exercise Price and for such purpose the amount of any dividend paid in shares shall be the aggregate stated capital of such shares, and the amount of any dividend paid in other than cash or shares shall be the fair market value of such dividend as determined by resolution passed by the board of directors of the Corporation subject, if applicable, to the prior consent of any stock exchange or any over-the counter market in which the Common Shares are traded;

(p)                                 “Effective Date” means the date hereof;

(q)                                 “Exercise Date” with respect to any Warrant means the date on which such Warrant is surrendered for exercise in accordance with the provisions of article four hereof;

(r)                                    “Exercise Price” means US$10.00 per Common Share, unless such amount shall have been adjusted pursuant to the provisions of article five hereof in which case such term shall mean the adjusted price in effect at the applicable time;

(s)                                  “Expiry Date” means February 22, 2011;

(t)                                    “Extraordinary Resolution” means, subject as hereinafter provided in sections 9.12, 9.15 and 9.16 hereof, a motion proposed at a meeting of Warrantholders called for that purpose and held in accordance with the provisions of article nine hereof at which there are present in person or represented by proxy Warrantholders holding in the aggregate at least 50% of the total number of Warrants then outstanding as of the date of the meeting and passed by the affirmative votes of Warrantholders who hold in the aggregate not less than 66 2/3% of the total number of Warrants represented at the meeting and voted on such motion;

(u)                                 “Final Prospectus” means the final prospectus of the Corporation which qualifies, among other things, the distribution of the Common Shares and Warrants issuable upon conversion of the Subscription Receipts and exercise of the Agent’s Warrants in the Qualifying Jurisdictions and includes any amendments or supplements thereto;

(v)                                 “MRRS” means the mutual reliance review system established under National Policy 43-201;

(w)                               “National Policy 43-201” means National Policy 43-201 — Mutual Reliance Review System for Prospectuses and Annual Information Forms;

(x)                                   “Original U.S. Purchaser” means a U.S. Person or a Person in the United States who obtained the Warrant upon exercise of the Subscription Receipt such person purchased from the Corporation;

(y)                                 “Person” means an individual, corporation, partnership, trust or any unincorporated organization;

(z)                                   “Qualification Date” means the date on which the Ontario Securities Commission, as the principal regulator under National Policy 43-201 and the MRRS, issues a decision document evidencing that each of the Securities Commissions has issued a receipt for the Final Prospectus;

(aa)                            “Qualified U.S. Entity” means any discretionary account or similar account (other than an estate or trust) held for the benefit or account of a non-U.S. person by a dealer or other professional fiduciary organized, incorporated, or (if any individual) resident in the United States; any estate of which any professional fiduciary acting as executor or administrator is a U.S. person if (i) an executor or administrator of the estate who is not a U.S. person has sole or shared investment discretion with respect to the assets of the estate; and (ii) the estate is governed by foreign law; and any trust of which any professional fiduciary acting as trustee is a U.S. person, if a trustee who is not a U.S. person has sole or shared investment discretion with respect to the trust assets, and no beneficiary of the trust (and no settler if the trust is revocable) if a U.S. person;

(bb)                          “Qualifying Jurisdictions” means the provinces of Canada where purchasers of Subscription Receipts and Agent’s Warrants are located and any other jurisdiction in

Canada in which the Corporation is required to file the Final Prospectus pursuant to an agreement between the Corporation and the Agents, or otherwise;

(cc)                            “Registration Statement” means the resale registration statement of the Corporation to be filed with the United States Securities and Exchange Commission in order to register the resale of, inter alia, the Common Shares, Warrants and to register the Common Shares underlying the Warrants;

(dd)                          “Regulation D” means Regulation D under the 1933 Act;

(ee)                            “Regulation S” means Regulation S under the 1933 Act;

(ff)                                “Rights Offering” means any of the events described in subsection 5.01(b) hereof;

(gg)                          “Rights Period” means any period determined for the purposes of subsection 5.01(b) hereof;

(hh)                          “SEC” means the United States Securities and Exchange Commission;

(ii)                                  “Shareholder” means a holder of record of one or more Common Shares;

(jj)                                  “Special Distribution” means any of the events described in subsection 5.01(c) hereof;

(kk)                            “Subscription Receipts” means the up to 16,700,000 subscription receipts issued in accordance with the subscription receipt indenture dated as of the date hereof between the Corporation, the Agent and the Warrant Agent;

(ll)                                  “Subsidiary” means a corporation, of which voting securities carrying a majority of the votes attached to all outstanding voting securities, directly or indirectly, are owned by the Corporation, by the Corporation and one or more subsidiaries thereof, or by one or more of the subsidiaries of the Corporation, and, as used in this definition, “voting securities” means securities, other than debt securities, carrying the right to elect directors either under all circumstances or under some circumstances that have occurred and are continuing;

(mm)                      “Time of Expiry” means 5:00 p.m., Denver time, on the Expiry Date;

(nn)                          “Trading Day” with respect to a stock exchange means a day on which such stock exchange is open for business and with respect to the over-the-counter market means a day on which shares may be traded through the facilities of such over-the-counter market;

(oo)                          “Transfer Agent” means the transfer agent for the time being of the Common Shares;

(pp)                          “United States” means the United States as that term is defined in Rule 902(1) of Regulation S;

(qq)                          “U.S. Person” means a U.S. Person as that term is defined in Rule 902(1) of Regulation S;

(rr)                                “U.S. Prospectus” means a prospectus meeting the requirements of Section 10(a) of the 1933 Act which will form part of the Registration Statement;

(ss)                            “U.S. Purchaser” means (i) a person in the United States, (ii) a U.S. Person or person purchasing on behalf, or for the benefit or account, of any U.S. Person or person in the United States, (iii) a person who was in the United States at the time the order was made to exercise Warrants or (iv) a person who executed or delivered a Warrant exercise form while in the United States;

(tt)                                “Warrant Agent” means Equity Transfer Services Inc., or the successor thereof for the time being of the duties and obligations hereby created;

(uu)                          “Warrant Certificates” means the certificates representing the Warrants substantially in the form attached as schedule A hereto issued and countersigned hereunder and for the time being outstanding;

(vv)                          “Warrantholders”, or “holders” without reference to Common Shares, means the persons for the time being who are registered holders of Warrant Certificates;

(ww)                      “Warrantholders’ Request” means an instrument signed in one or more counterparts by Warrantholders entitled to purchase in the aggregate not less than 25% of the aggregate number of Common Shares which could be purchased pursuant to all Warrants then unexercised and outstanding, requesting the Warrant Agent to take some action or proceeding specified therein;

(xx)                              “Warrants” means the warrants issued hereunder, each whole warrant will entitle the holder thereof to purchase one Common Share for the Exercise Price at any time up to the Time of Expiry, subject to adjustment in accordance with article five hereof; and

(yy)                          “Written Order of the Corporation”, “Written Request of the Corporation”, “Written Consent of the Corporation” and “Certificate of the Corporation” mean respectively a written order, request, consent or certificate signed in the name of the Corporation by its President, a Vice-President or a Director and, in addition, by its Secretary or a Director, and may consist of one or more instruments so executed.

Section 1.02                            Number and Gender:

Unless herein otherwise expressly provided or unless the context otherwise requires, words importing the singular include the plural and vice versa and words importing the masculine include the feminine and neuter genders.

Section 1.03                            Interpretation not Affected by Headings:

The division of this Indenture into articles, sections, subsections, paragraphs and subparagraphs, the provision of the table of contents and the insertion of headings are for convenience of reference only and shall not affect the construction or interpretation of this Indenture.

Section 1.04                            Day Not a Business Day:

If the day on or before which any action that would otherwise be required to be taken hereunder is not a Business Day in the place where the action is required to be taken, that action will be required to be taken on or before the requisite time on the next succeeding day that is a Business Day.

Section 1.05                            Currency:

All references to currency herein and in the Warrant Certificates are to lawful money of the United States unless otherwise specified herein.

Section 1.06                            Applicable Law:

This Indenture, the Warrant Certificates and the Warrants represented by the Warrant Certificates shall be governed by and performed, construed and enforced in accordance with the laws of the Province of Ontario and the federal laws of Canada applicable therein.  Any and all disputes arising under this Indenture, the Warrant Certificates and the Warrants represented by the Warrant Certificates , whether as to interpretation, performance or otherwise, shall be subject to the exclusive jurisdiction of the courts of the Province of Ontario and each of the parties hereto hereby irrevocably attorns to the jurisdiction of the courts of such province.

Section 1.07                            References to this Indenture:

The words and phrases “this Warrant Indenture”, “this Indenture”, “herein”, “hereby”, “hereof” and similar expressions mean or refer to this indenture and any indenture, deed or instrument supplemental hereto and the words “article”, “section”, “subsection”, “paragraph” and “subparagraph” followed by a number mean and refer to the specified article, section, subsection, paragraph or subparagraphs of this Indenture

Section 1.08                            Schedule:

The following schedule is attached to, forms part of and shall be deemed to be incorporated into this Indenture.

Schedule	Title

A	Form of Warrant Certificate

B	Warrant Exercise Certification (to be completed if Registration Statement is not effective)

ARTICLE TWO

ISSUE AND FORM OF WARRANTS

Section 2.01                            Issue and Form of Warrants:

(a)                                  Authorization of Warrants:  The Corporation hereby creates and authorizes for issue up to 8,851,000 Warrants entitling the holders thereof to subscribe for and purchase up to an aggregate of 8,851,000 Common Shares together with such additional indeterminate number of Common Shares as may be required to be issued pursuant to any adjustment required to be made by the provisions of article five hereof, and such Warrants are hereby authorized to be issued.

(b)                                 Form of Warrant Certificate: Upon the issue of the Warrants, Warrant Certificates shall be executed by the Corporation and delivered to the Warrant Agent, countersigned by the

Warrant Agent upon the Written Direction of the Corporation and delivered by the Warrant Agent to the Corporation or to the order of the Corporation pursuant to a Written Direction of the Corporation, without any further act of or formality on the part of the Corporation.  The Warrant Certificates shall be substantially in the form of the certificate attached hereto as Schedule “A”, shall be dated as of the date of issue thereof (including all replacements issued in accordance with this Indenture) and may bear a facsimile of the seal of the Corporation and such distinguishing letters and numbers as the Corporation may, with the approval of the Warrant Agent, prescribe.  Irrespective of any adjustments required to be made by the provisions of article five hereof, all replacement Warrant Certificates shall continue to express the number of Common Shares purchasable upon the exercise of the Warrants represented thereby and the Exercise Price as if such Warrant Certificates were issued as of the initial date of issue thereof pursuant hereto.

(c)                                  Legends on Warrant Certificates:

(i)                                     Unless the Registration Statement has been declared effective by the SEC prior to the date of the issuance of the Warrants and is effective at the time of exercise, Warrant Certificates representing Warrants issued to U.S. Persons, to Persons in the United States or to Persons for the account or benefit of a U.S. Person or a Person in the United States, as well as all certificates issued in exchange for or in substitution of such certificates representing Warrants shall bear the following legend:

“THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”).  THESE SECURITIES MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (A) TO U.S. GOLD CORPORATION (“U.S. GOLD”), (B) OUTSIDE THE UNITED STATES IN COMPLIANCE WITH RULE 904 OF REGULATION S UNDER THE SECURITIES ACT, (C) IN COMPLIANCE WITH RULE 144 OR 144A THEREUNDER, IF AVAILABLE, AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS, (D) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT, OR (E) IN A TRANSACTION THAT DOES NOT REQUIRE REGISTRATION UNDER THE SECURITIES ACT OR ANY APPLICABLE STATE SECURITIES LAWS, AND THE HOLDER HAS, PRIOR TO SUCH SALE, FURNISHED TO U.S. GOLD AN OPINION OF COUNSEL OR OTHER EVIDENCE OF EXEMPTION, IN EITHER CASE REASONABLY SATISFACTORY TO U.S. GOLD.  HEDGING TRANSACTIONS INVOLVING THESE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE U.S. SECURITIES ACT.

THIS WARRANT AND THE SECURITIES TO BE ISSUED UPON ITS EXERCISE HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”).  THIS WARRANT MAY NOT BE EXERCISED IN THE UNITED STATES OR BY OR ON BEHALF OF ANY U.S. PERSON OR PERSON IN THE UNITED STATES UNLESS SUCH EXERCISE IS PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT AND APPLICABLE STATE SECURITIES

LAWS OR AN EXEMPTION FROM REGISTRATION IS AVAILABLE, AND THE COMPANY SHALL HAVE RECEIVED AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO IT TO SUCH EFFECT.”

(ii)                                  Certificates representing Warrants issued prior to the earlier of the Qualification Date and the date that is four months and one day after the later of (i) the date hereof; and (ii) the date the Corporation became a reporting issuer in any province or territory of Canada shall bear the following legend:

“UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY BEFORE THE DATE THAT IS FOUR MONTHS AND ONE DAY AFTER THE LATER OF (I) FEBRUARY 22, 2006, AND (II) THE DATE THE ISSUER BECAME A REPORTING ISSUER IN ANY PROVINCE OR TERRITORY OF CANADA.”

Section 2.02                            Terms and Delivery of Warrants:

(a)                                  Terms:  Each one Warrant issued hereunder shall entitle the holder thereof to subscribe for and purchase one Common Share at the Exercise Price at any time after the date of issue thereof until the Time of Expiry, subject to any adjustments required to be made pursuant to article five hereof.

(b)                                 Delivery of Warrant Certificates:  Warrant Certificates in definitive form representing the Warrants authorized to be issued in paragraph 2.01(a) hereof shall be created and executed by the Corporation, shall be countersigned by the Warrant Agent and shall be delivered by the Warrant Agent upon the exchange of Subscription Receipts in accordance with the provisions of the subscription receipt indenture dated as of the date hereof between the Corporation, the Agents and the Warrant Agent or the exercise of Agent’s Warrants in accordance with the provisions of the certificate representing the Agent’s Warrants.

(c)                                  Adjustment:  The Exercise Price and the number of Common Shares which can be subscribed for and purchased pursuant to the Warrants shall be adjusted in the events and in the manner specified in article five hereof.

(d)                                 No Fractional Warrants:  No Warrant Certificate representing a fractional Warrant shall be issued or otherwise provided for, and a holder of a Warrant Certificate shall not be entitled to subscribe for or purchase a fractional Common Share or be entitled to any cash or other consideration such holder might otherwise be entitled to based upon the holding of such Warrant Certificate.  If the number of Warrants to which a Warrantholder would otherwise be entitled is not a whole number, then the number of Warrants to be issued to such Warrantholder shall be rounded down to the next whole number and the Warrantholder shall not be entitled to any compensation in respect of such fractional Warrant.

(e)                                  Issue of Common Shares:  Subject to section 4.04 hereof, the Corporation shall issue Common Shares upon the exercise of Warrants in accordance with the provisions hereof.

Section 2.03                            Warrantholder not a Shareholder:

Nothing in this Indenture nor in the holding of a Warrant represented by a Warrant Certificate, or otherwise, shall be construed as conferring upon a Warrantholder any right or interest whatsoever as a Shareholder including, but not limited to, the right to vote at, to receive notice of, or to attend, meetings of Shareholders or the right to receive distributions or other dividends.

Section 2.04                            Signing of Warrant Certificate:

Warrant Certificates shall be signed by (a) the Chairman, the President, the Chief Executive Officer or any Vice-President of the Corporation and by (b) the Secretary, the Chief Financial Officer or the Treasurer of the Corporation and may, but need not be, under the seal of the Corporation or a reproduction thereof (which shall be deemed to be the seal of the Corporation).  The signatures of such officers may be mechanically reproduced in facsimile and Warrant Certificates bearing such facsimile signatures shall be binding upon the Corporation as if they had been manually signed by such officers.  Notwithstanding that any of the persons whose manual or facsimile signature appears on any Warrant Certificate as one of such officers may no longer hold such office at the date of such Warrant Certificate or at the date of the countersigning or delivery thereof, any Warrant Certificate signed as aforesaid and countersigned by the Warrant Agent shall be valid and binding upon the Corporation and the holder thereof shall be entitled to the benefits of this Indenture.

Section 2.05                            Countersignature by the Warrant Agent:

(a)                                  Countersignature:  No Warrant Certificate shall be issued or, if issued, shall be valid for any purpose or entitle the holder to the benefits hereof until it has been countersigned by the Warrant Agent by means of a manual signature of one or more of its authorized officers, and such countersignature by the Warrant Agent upon any Warrant Certificate shall be conclusive evidence as against the Corporation that the Warrant Certificate so countersigned has been issued hereunder and that the holder thereof is entitled to the benefits hereof.

(b)                                 No Representation:  The countersignature by the Warrant Agent on Warrant Certificates issued hereunder shall not be construed as a representation or warranty by the Warrant Agent as to the validity of this Indenture or of the Warrant Certificate (except the due countersignature thereof) or as to the performance by the Corporation of its obligations under this Indenture and the Warrant Agent shall in no respect be liable or answerable for the use made of the Warrant Certificates or any of them or of the consideration therefor, except as otherwise specified herein.

Section 2.06                            Issue in Substitution for Lost Warrant Certificate:

(a)                                  Substitution:  In case any Warrant Certificate issued and countersigned hereunder shall become mutilated, lost, destroyed or stolen, the Corporation, subject to applicable law, shall issue and thereupon the Warrant Agent shall countersign and deliver a new Warrant Certificate for the same class of Warrants and of like denomination, date and tenor, and bearing the applicable legends, if any, as the one mutilated, lost, destroyed or stolen (i) in exchange for and in place of and upon cancellation of such mutilated certificate, or (ii) in lieu of and in substitution for such lost, destroyed or stolen certificate and the substituted certificate shall be in a form approved by the Warrant Agent and shall be entitled to the benefit hereof and shall rank equally in accordance with its terms with all Warrants of the same class either issued or to be issued hereunder.

(b)                                 Issue of New Warrant Certificates:  The applicant for the issue of a new Warrant Certificate pursuant to subsection 2.06(a) hereof shall bear the cost of the issue thereof and in case of loss, destruction or theft shall, as a condition precedent to the issue thereof, furnish to the Corporation and to the Warrant Agent such evidence of ownership and of the loss, destruction or theft, as the case may be, of the certificate so lost, destroyed or stolen as shall be satisfactory to the Corporation and to the Warrant Agent in their discretion, acting reasonably, and such applicant may also be required to furnish indemnity or security in amount and form satisfactory to the Corporation and the Warrant Agent in their discretion, acting reasonably, to save each of them harmless, and shall pay the reasonable expenses, charges and any taxes applicable thereto of the Corporation and the Warrant Agent in connection therewith.

Section 2.07                            Exchange of Warrant Certificates:

(a)                                  Exchange:  Warrant Certificates issued and countersigned hereunder representing any specified number of Warrants to subscribe for and purchase Common Shares may, upon compliance with the reasonable requirements of the Warrant Agent, be exchanged for Warrant Certificates representing in the aggregate the same number of Warrants and entitling the holder thereof to subscribe for and purchase an equal aggregate number of Common Shares at the same Exercise Price and on the same terms as the Warrant Certificates so exchanged.

(b)                                 Places of Exchange:  Warrant Certificates may be exchanged at the principal office of the Warrant Agent in the City of Toronto, Ontario, or at any other place that is designated by the Corporation with the approval of the Warrant Agent.  Any Warrant Certificate tendered for exchange shall be surrendered to the Warrant Agent and upon completion of the exchange be cancelled by the Warrant Agent. The Corporation shall sign and the Warrant Agent shall countersign all Warrant Certificates necessary to carry out such exchanges.

(c)                                  Charges for Exchange:  For each Warrant Certificate exchanged, the Warrant Agent, except as otherwise herein provided, shall, if required by the Corporation, charge the Warrantholder a reasonable amount for each new Warrant Certificate issued. Payment for any and all taxes or governmental or other charges required to be paid shall be made by the Warrantholder requesting such exchange, as a condition precedent thereto.

Section 2.08                            Registration and Transfer of Warrants:

(a)                                  Register:  The Corporation will cause to be kept by the Warrant Agent at the principal office in Toronto, Ontario, of the Warrant Agent:

(i)                                     a register of holders in which shall be entered the names and addresses of the holders of Warrants and particulars of the Warrants held by them; and

(ii)                                  a register of transfers in which all transfers of Warrants and the date and other particulars of each such transfer shall be entered.

(b)                                 Valid Transfers:  No transfer of any Warrant will be valid unless entered on the appropriate register of transfers referred to in subsection 2.08(a) hereof, or on any branch registers maintained pursuant to subsection 2.08(g) hereof, upon surrender to the Warrant Agent of the Warrant Certificate representing such Warrant, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Warrant Agent executed by the registered holder or his executors, administrators or other legal representatives or his or their attorney duly appointed by an instrument in writing in form and executed satisfactory to the Warrant Agent, and, upon compliance with such requirements and such other reasonable requirements as the Warrant Agent may prescribe, such transfer will be recorded on the appropriate register of transfers by the Warrant Agent.

(c)                                  Register of Transfers:  The transferee of any Warrant will, after surrender to the Warrant Agent of the Warrant Certificate representing such Warrant as required by subsection 2.08(b) hereof and upon compliance with all other conditions in respect thereof required by this Indenture or by law, be entitled to be entered on the appropriate register of holders referred to in subsection 2.08(a) hereof, or on any branch registers of holders maintained pursuant to subsection 2.08(g) hereof, as the owner of such Warrant free from all equities or rights of set-off or counterclaim between the Corporation and the transferor or any previous holder of such Warrant, except in respect of equities of which the Corporation is required to take notice by statute or by order of a court of competent jurisdiction.

(d)                                 Refusal of Registration:  The Corporation will be entitled, and may direct the Warrant Agent, to refuse to recognize any transfer, or enter the name of any transferee, of any Warrant on the registers referred to in subsection 2.08(a) hereof, if such transfer would constitute a violation of the securities laws of any jurisdiction or the rules, regulations or policies of any regulatory authority having jurisdiction.  In particular, prior to the Registration Statement becoming effective, none of the Warrants and none of the Common Shares issuable on the exchange of the Warrants have been registered under the 1933 Act and such securities may not be offered or sold to a U.S. Person (except a Qualified U.S. Entity), a Person in the United States or a Person for the account or benefit of a U.S. Person (except a Qualified U.S. Entity), or a Person in the United States absent an exemption from the registration provisions of the 1933 Act.

(e)                                  No Notice of Trusts:  Subject to applicable law, neither the Corporation nor the Warrant Agent will be bound to take notice of or see to the execution of any trust, whether express, implied or constructive, in respect of any Warrant, and may transfer any Warrant on the direction of the person registered as the holder thereof, whether named as trustee or otherwise, as though that person were the beneficial owner thereof.

(f)                                    Inspection:  The registers referred to in subsection 2.08(a) hereof, and any branch registers maintained pursuant to subsection 2.08(g) hereof, will during each Business Day and at all other reasonable times be open for inspection by the Corporation and/or any Warrantholder. The Warrant Agent will from time to time when requested to do so in writing by the Corporation or any Warrantholder (upon payment of the reasonable charges of the Warrant Agent), furnish the Corporation or such Warrantholder with a list of the names and addresses of holders of Warrants (in the case of a Warrantholder of the same class as such Warrantholder) entered on such registers and showing the number of Warrants (in the case of a Warrantholder of the same class as such Warrantholder) held by each such holder thereof.

(g)                                 Location of Registers:  The Corporation may at any time and from time to time change the place at which the registers referred to in subsection 2.08(a) hereof are kept, cause branch registers of holders or transfers to be kept at other places and close such branch registers or change the place at which such branch registers are kept, in each case subject to the approval of the Warrant Agent.  Notice of all such changes or closures shall be given by the Corporation to the Warrant Agent and to holders of Warrants in accordance with article twelve hereof.

(h)                                 Reliance by Warrant Agent:  The Warrant Agent shall have no obligation to ensure or verify compliance with any Applicable Legislation or regulatory requirements on the issue, exercise or transfer of any Warrants or any Common Shares or other securities issued upon the exercise of any Warrants except as otherwise set forth herein.  The Warrant Agent shall be entitled to process all preferred transfers and exercises of Warrants upon the presumption that such transfers or exercises are permissible pursuant to all Applicable Legislation and regulatory requirements and the terms of the Indenture and the related Warrant Certificates in the absence of prima facie evidence to the contrary.  The Warrant Agent may assume for the purposes of this Indenture that the address on the register of Warrantholders of any Warrantholder is the actual address of such Warrantholder and is also determinative of the residency of such Warrantholder and that the address of any transferee to whom any Warrants or Common Shares or other securities issuable upon the exercise of any Warrants are to be registered, as shown on the transfer document, is the actual address of the transferee and is also determinative of the residency of the transferee.

Section 2.09                            Ownership of Warrants:

(a)                                  Owner:  The Corporation and the Warrant Agent may deem and treat the person in whose name any Warrant is registered as the absolute owner of such Warrant for all purposes, and such person will for all purposes of this Indenture be and be deemed to be the absolute owner thereof, and the Corporation and the Warrant Agent will not be affected by any notice or knowledge to the contrary except as required by statute or by order of a court of competent jurisdiction.

(b)                                 Rights of Registered Holder:  The registered holder of any Warrant will be entitled to the rights evidenced thereby free from all equities and rights of set-off or counterclaim between the Corporation and the original or any intermediate holder thereof and all persons may act accordingly, and the issue and delivery to any such registered holder of the Common Shares issuable pursuant thereto will be a good discharge to the Corporation and the Warrant Agent therefor and neither the Corporation nor the Warrant Agent will be bound to inquire into the title of any such registered holder.

Section 2.10                            Warrants to Rank Pari Passu:

All Warrants shall rank pari passu, whatever may be the actual date of issue of any Warrants.

ARTICLE THREE

DISTRIBUTION OF WARRANT CERTIFICATES

Section 3.01                            Warrant Certificates:

Warrant Certificates, issuable only in registered form, will be issued and mailed or delivered to the holders of Warrants upon the exchange thereof in accordance with the terms thereof.

ARTICLE FOUR

EXERCISE OF WARRANTS

Section 4.01                            Method of Exercise of Warrants:

(a)                                  Exercise:  Subject to subsection 4.01(c) hereof, the holder of any Warrant may exercise the right thereby conferred on such holder to subscribe for and purchase Common Shares by surrendering, after the date of issue of the Warrant but prior to the Time of Expiry, to the Warrant Agent at the place specified in subsection 4.01(h) hereof or any other place or places that may be designated by the Corporation with the approval of the Warrant Agent:

(i)                                   the Warrant Certificate, with a properly completed and executed subscription form in substantially the form contained on the Warrant Certificate; and

(ii)                                a certified cheque, bank draft or money order in lawful money of the United States payable to or to the order of the Corporation at par in the city where such Warrant Certificate is surrendered for exercise, in an amount equal to the product obtained by multiplying the Exercise Price by the number of Common Shares subscribed for pursuant to such Warrant Certificate.

A Warrant Certificate with the duly completed and executed subscription form referred to in paragraph 4.01(a)(i) above, together with the certified cheque, bank draft or money order referred to in paragraph 4.01(a)(ii) above, shall be deemed to be surrendered only upon delivery thereof or, if sent by mail or other means of transmission, upon receipt thereof, in each case at the office of the Warrant Agent provided for in subsection 4.01(h) hereof or any such other place designated by the Corporation with the approval of the Warrant Agent.

(b)                                 Canadian Legends:  Certificates representing Common Shares issued upon the exercise of Warrants prior to the earlier of the Qualification Date and the date that is four months and one day after the later of (i) the date hereof; and (ii) the date the Corporation became a reporting issuer in any province or territory of Canada shall bear the following legend:

“UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY BEFORE THE DATE THAT IS FOUR MONTHS AND ONE DAY AFTER THE LATER OF (I) FEBRUARY 22, 2006, AND (II) THE DATE THE ISSUER BECAME A REPORTING ISSUER IN ANY PROVINCE OR TERRITORY.”

(c)                                  Exercise Mechanics if Registration Statement Not Effective:  Notwithstanding any provision to the contrary contained in this Indenture, if the Corporation advises the Warrant Agent in writing that the issuance of Common Shares upon the exercise of Warrants requires the maintenance of an effective Registration Statement, with respect to such Common Shares under the 1933 Act, in no event shall such Common Shares be issued unless the Common Shares are registered under the 1933 Act pursuant to an effective Registration Statement; provided, however, that if the Registration Statement ceases to be effective, prior to the Time of Expiry Time and for so long as the Registration Statement is not effective, subject to applicable law, a holder of any Warrant may only exercise the right to purchase Common Shares issuable upon the exercise of the Warrants the circumstances noted below:

(i)                                    exercise such Warrants, if the holder is not a U.S. Purchaser and the holder delivers a duly completed and executed Warrant Exercise Certification (in the form attached hereto as Schedule B) certifying that the holder: (A)(1) is not in the United States; (2) is not a U.S. Person and is not exercising the Warrants for, or on behalf or benefit of, a U.S. Person or person in the United States; (3) did not execute or deliver the Warrant exercise form in the United States; (4) agrees not to engage in hedging transactions with regard to the Common Share prior to the expiration of the one-year distribution compliance period set forth in Rule 903(b)(3) of Regulation S; (5) acknowledges that the Common Shares issuable upon exercise of the Warrants are “restricted securities” as defined in Rule 144 of the 1933 Act and upon the issuance thereof, and until such time as the same is no longer required under the applicable requirements of the 1933 Act or applicable U.S. state laws and regulations, the certificates representing the Common Shares will bear a restrictive legend; and (6) acknowledges that the Corporation shall refuse to register any transfer of the Common Shares not made in accordance with the provisions of Regulation S, pursuant to registration under the 1933 Act, or pursuant to an available exemption from registration under the 1933 Act; and (B) neither the Corporation nor the holder has engaged in any “directed selling efforts” (as defined in Regulation S) in the United States; or

(ii)                                 exercise such Warrants in a transaction that does not require registration under the 1933 Act or any applicable U.S. state laws and regulations and the holder has (A) delivered a duly completed and executed Warrant Exercise Certification (in the form attached hereto as Schedule B) certifying that the holder is exercising the Warrants pursuant to such exemptions and (B) furnished to the Corporation, prior to such exercise, an opinion of counsel of recognized standing in form and substance satisfactory to the Corporation to such effect.

(d)                                 Legending if Registration Statement Not Effective:  Unless the Warrant is exercised pursuant to an effective Registration Statement, the certificate representing the Common Shares is issued upon exercise of the Warrant will bear legends restricting the transfer without registration under the U.S. Securities Act and applicable state securities laws and restricting transfer under the Toronto Stock Exchange, substantially in the form set forth below:

“THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”).  THESE SECURITIES MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (A) TO U.S. GOLD CORPORATION (“U.S. GOLD”), (B) OUTSIDE THE UNITED STATES IN COMPLIANCE WITH RULE 904 OF REGULATION S UNDER THE SECURITIES ACT, (C) IN COMPLIANCE WITH RULE 144 OR 144A THEREUNDER, IF AVAILABLE, AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS, (D) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT, OR (E) IN A TRANSACTION THAT DOES NOT REQUIRE REGISTRATION UNDER THE SECURITIES ACT OR ANY APPLICABLE STATE SECURITIES LAWS, AND THE HOLDER HAS, PRIOR TO SUCH SALE, FURNISHED TO U.S. GOLD AN OPINION OF COUNSEL OR OTHER EVIDENCE OF EXEMPTION, IN EITHER CASE REASONABLY SATISFACTORY TO U.S. GOLD.  HEDGING TRANSACTIONS INVOLVING THESE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE U.S. SECURITIES ACT.”

If the Common Shares are also then listed on the Toronto Stock Exchange. certificates representing the Common Shares will also bear the following legend

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE LISTED ON THE TORONTO STOCK EXCHANGE (“TSX”); HOWEVER, THE SAID SECURITIES CANNOT BE TRADED THROUGH THE FACILITIES OF TSX SINCE THEY ARE NOT FREELY TRANSFERABLE, AND CONSEQUENTLY ANY CERTIFICATE REPRESENTING SUCH SECURITIES IS NOT “GOOD DELIVERY” IN SETTLEMENT OF TRANSACTIONS ON TSX.”

(e)                                  Suspensions of Registration Statement, etc,…:  If any Common Shares issuable upon the exercise of Warrants require the maintenance of a current Registration Statement, with respect to such Common Shares under the 1933 Act, the Corporation shall have the authority to suspend the exercise of any or all Warrants while such registration statement is not current.  Similarly, a Warrantholder residing in a state where a required registration or governmental approval of issuance of the Common Shares is not in effect as of or has not been obtained within a reasonable time after the surrender date of the Warrant Certificate for exercise shall not be entitled to exercise Warrants, unless in the opinion of counsel to the Corporation such registration or approval in such state shall not be required or the Corporation otherwise authorizes the issuance. In such event, the Warrantholder shall be entitled to transfer the Warrants to others, but only prior to the Expiry Date for the Warrants being transferred.  If no Registration Statement is effective at any time when any Warrant is exercised, such Warrantholder shall be notified forthwith by the Transfer Agent that such Warrantholder is entitled, at his or her option, to exercise the Warrant only in accordance with the conditions set forth in Sections 4.01(c)(i) and (ii) and upon delivery of a Warrant Exercise Certification (in the form attached hereto as Schedule B) to the Warrant Agent and the Corporation.

(f)                                    No Additional Cash Payment for Warrants:  Notwithstanding that the Corporation may not have maintained a current Registration Statement in respect of Common Shares under the 1933 Act, no Warrantholder (whether a U.S. Purchaser or otherwise) shall have any right to receive, and the Corporation shall be under no obligation to pay to any Warrantholder (whether a U.S. Purchaser or otherwise), any cash amount or other consideration or compensation upon exercise of the Warrants, other than as expressly provided by this Indenture, and the Corporation shall not be under any obligation to redeem or otherwise purchase any Warrants in any circumstance; provided, however, that nothing in this clause shall limit or restrict any remedies of the Transfer Agent or any Warrantholder or Warrantholders in respect of a breach by the Corporation of a representation, warranty or covenant hereunder, including without limitation the covenant in Section 7.01(j) of this Indenture.

(g)                                 Subscription Form Completion:  Any subscription form referred to in subsection 4.01(a) hereof shall be signed by the Warrantholder, or his executors, administrators or other legal representatives or his or their attorney duly appointed by an instrument in writing in form and executed in a manner satisfactory to the Warrant Agent, acting reasonably, and shall specify (A) the number of Warrants that the holder desires to exercise, such number being not more than the number which the holder is entitled to exercise pursuant to the Warrant Certificate surrendered, (B) the person or persons in whose name or names Common Shares issuable upon such exercise are to be issued, (C) the address or addresses of such person or persons, or the office of the Warrant Agent at which the Warrant Certificate was surrendered and the certificates representing such Common

Shares are to be sent, and (D) the number of Common Shares to be issued to each such person if more than one is so specified.  If any of the Common Shares subscribed for are to be issued to a person or persons other than the Warrantholder, the Warrantholder shall pay to the Warrant Agent all applicable transfer or similar taxes, if any, and, the Corporation and the Warrant Agent shall not be required to issue or deliver certificates representing Common Shares unless or until such Warrantholder shall have paid to the Warrant Agent the amount of such tax, if any, or shall have established to the satisfaction of the Warrant Agent that such tax has been paid or that no tax is due.

(h)                                 Places for Exercise:  The Corporation has designated the Warrant Agent, at its principal office in the City of Toronto, Ontario, as the place at which the Warrants may be exercised.  The Corporation will give notice to the Warrantholders pursuant to article twelve hereof of the location of any other place appointed by the Corporation and approved by the Warrant Agent and of the change in the location of any new or existing place where Warrants may be exercised.

(i)                                     Accounting to Corporation:  The Warrant Agent shall as soon as practicable account to the Transfer Agent and the Corporation with respect to Warrants exercised. All such monies, and any securities or other instruments, from time to time received by the Warrant Agent shall be received in trust for, and shall be segregated and kept apart by the Warrant Agent in trust for, the Corporation.  Within five Business Days of receipt thereof the Warrant Agent shall forward to the Corporation (or to an account or accounts of the Corporation with a bank or trust company designated in writing by the Corporation for that purpose) all monies received through the exercise of Warrants pursuant to this article four.

(j)                                     Record of Exercise:  The Warrant Agent shall record the particulars of the Warrants exercised for Common Shares which particulars shall include the names and addresses of the persons who become holders of Common Shares, if any, on exercise, the number of Common Shares issued, the Exercise Date and the Exercise Price.  Within five Business Days of each Exercise Date, the Warrant Agent shall provide such particulars in writing to the Corporation and the Transfer Agent.

Section 4.02                            Effect of Exercise of Warrants:

(a)                                  Effect of Exercise:  Upon compliance by the holder of any Warrant Certificate with the provisions of section 4.01 hereof, but subject to the provisions of subsection Section 2.02(d) hereof, the number of Common Shares subscribed for and purchased shall be deemed to have been issued and the person or persons to whom such Common Shares are to be issued shall be deemed to have become the holder or holders of record of such Common Shares on the Exercise Date thereof unless the transfer books of the Corporation shall be closed on such date, in which case the Common Shares subscribed for and purchased shall be deemed to have been issued, and such person or persons shall be deemed to have become the holder or holders of record of such Common Shares on the date on which such transfer books are reopened but such Common Shares shall be issued at the Exercise Price in effect on the Exercise Date.

(b)                                 Issue of Share Certificates:  As soon as practicable, and in any event no later than the third Business Day on which the transfer books of the Corporation have been opened after the exercise of a Warrant as aforesaid, the Corporation shall forthwith (A) cause to be mailed to the person or persons in whose name or names the Common Shares so subscribed for and purchased are to be issued, as specified in the subscription completed on the Warrant Certificate, at the address specified in such subscription form, or (B) if specified in such subscription form, cause to be mailed to the person or persons in whose name or names the replacement Warrant Certificate representing the appropriate number of Warrants to which the Warrantholder is entitled and elected to subscribe for and purchase pursuant to the Warrant Certificate surrendered to the Warrant Agent.

Section 4.03                            Subscription for Less than Entitlement:

The holder of any Warrant Certificate may exercise a number of Warrants less than the maximum number represented by the surrendered Warrant Certificate subject to Section 2.02(d).  In such event, the holder thereof upon exercise thereof shall be entitled to receive a new Warrant Certificate complying with section 2.02 hereof in respect of the balance of the Warrants not exercised.

Section 4.04                            Warrant Certificates for Fractions of Common Shares:

To the extent that the holder of a Warrant Certificate is entitled to receive on the exercise or partial exercise thereof a fraction of a Common Share, such right may only be exercised in respect of such fraction in combination with another Warrant Certificate which in the aggregate entitles the Warrantholder to receive a whole number of Common Shares.

Section 4.05                            Expiration of Warrants:

After the Time of Expiry all rights under any Warrant in respect of which the right of subscription and purchase therein and herein provided shall not theretofore have been exercised shall wholly cease and terminate and such Warrant shall be void, of no force or effect and of no value whatsoever.

Section 4.06                            Securities Restrictions; Legends:

Notwithstanding any provision to the contrary contained in this Indenture, no Common Shares will be issued pursuant to the exercise of any Warrant if the issuance of such securities would constitute a violation of the securities laws of any applicable jurisdiction, and, without limiting the generality of the foregoing, the Corporation will legend the certificates representing the Common Shares if, in the opinion of counsel to the Corporation such legend is necessary in order to avoid a violation of any securities laws of any applicable jurisdiction or to comply with the requirements of any stock exchange on which the Common Shares are listed, provided that if, at any time, in the opinion of outside counsel to the Corporation, acting reasonably, such legends are no longer necessary in order to avoid a violation of any such laws, or the holder of any such legended certificate, at his expense, provides the Corporation with evidence satisfactory in form and substance to the Corporation (which may include an opinion of counsel of recognized standing satisfactory to the Corporation) to the effect that such holder is entitled to sell or otherwise transfer such securities in a transaction in which such legends are not required, such legended certificates may thereafter be surrendered to the Corporation in exchange for a certificate which does not bear such legends. For greater certainty, should no Registration Statement be effective, the Corporation shall issue legended Common Shares in accordance with 4.01(d).

ARTICLE FIVE

ADJUSTMENTS

Section 5.01                            Adjustment of Exercise Price and Number of Common Shares Purchasable Upon Exercise:

The Exercise Price and the number of Common Shares purchasable upon the exercise of the Warrants shall be subject to adjustment from time to time in the events and in the manner provided in the following subsections:

(a)                                  Stock Dividend; Distribution of Common Shares; Subdivision; Consolidation:  If at any time after the Effective Date but prior to the Expiry Date, the Corporation shall:

(i)                                   fix a record date for the issue of, or issue, Common Shares or securities exchangeable for or convertible into Common Shares to the holders of all or substantially all of the outstanding Common Shares by way of a stock dividend or otherwise, other than as a Dividend Paid In The Ordinary Course,

(ii)                                fix a record date for the distribution to, or make a distribution to, the holders of all or substantially all of the outstanding Common Shares payable in Common Shares or securities exchangeable for or convertible into Common Shares, other than as a Dividend Paid In The Ordinary Course,

(iii)                             subdivide, redivide or change the outstanding Common Shares into a greater number of Common Shares, or

(iv)                            consolidate, reduce or combine the outstanding Common Shares into a lesser number of Common Shares,

(any of such events in paragraphs 5.01(a)(i), (ii), (iii) and (iv) above being herein called a “Common Share Reorganization”), the Exercise Price shall be adjusted on the earlier of the record date on which holders of Common Shares are determined for the purposes of the Common Share Reorganization and the effective date of the Common Share Reorganization to the amount determined by multiplying the Exercise Price in effect immediately prior to such record date or effective date, as the case may be, by a fraction:

A.                                  the numerator of which shall be the number of Common Shares outstanding on such record date or effective date, as the case may be, before giving effect to such Common Share Reorganization; and

B.                                    the denominator of which shall be the number of Common Shares which will be outstanding immediately after giving effect to such Common Share Reorganization (including in the case of a distribution of securities exchangeable for or convertible into Common Shares the number of Common Shares that would have been outstanding had such securities been exchanged for or converted into Common Shares on such date).

To the extent that any adjustment in the Exercise Price occurs pursuant to this subsection 5.01(a) as a result of the fixing by the Corporation of a record date for the distribution of securities exchangeable for or convertible into Common Shares, the Exercise Price shall be readjusted immediately after the expiry of any relevant exchange or conversion right to the Exercise Price which would then be in effect based upon the number of Common Shares actually issued and remaining issuable after such expiry and shall be further readjusted in such manner upon the expiry of any further such right.  Any Warrantholder who has not exercised his right to subscribe for and purchase Common Shares on or prior to the record date of such stock dividend or distribution or the effective date of such subdivision or consolidation, as the case may be, upon the exercise of such right thereafter shall be entitled to receive and shall accept in lieu of the number of Common Shares then subscribed for and purchased by such Warrantholder, at the Exercise Price determined in accordance with this subsection 5.01(a) the aggregate number of Common Shares that such Warrantholder would have been entitled to receive as a result of such Common Share Reorganization, if, on such record date or effective date, as the case may be, such Warrantholder had been the holder of record of the number of Common Shares so subscribed for and purchased.

(b)                                 Issue of Rights, Options or Warrants:  If at any time after the Effective Date but prior to the Expiry Date, the Corporation shall fix a record date for the issue or distribution to the holders of all or substantially all of the outstanding Common Shares of rights, options or warrants pursuant to which such holders are entitled, during a period expiring not more than forty-five days after the record date for such issue (such period being the “Rights Period”), to subscribe for or purchase Common Shares or securities exchangeable for or convertible into Common Shares at a price per share to the holder (or in the case of securities exchangeable for or convertible into Common Shares, at an exchange or conversion price per share) at the date of issue of such securities of less than 95% of the Current Market Price of the Common Shares on such record date (any of such events being called a “Rights Offering”), the Exercise Price shall be adjusted effective immediately after the record date for such Rights Offering to the amount determined by multiplying the Exercise Price in effect on such record date by a fraction:

(i)                                     the numerator of which shall be the aggregate of

A.                                   the number of Common Shares outstanding on the record date for the Rights Offering, and

B.                                     the quotient determined by dividing

I.                                         either (a) the product of the number of Common Shares offered during the Rights Period pursuant to the Rights Offering and the price at which such Common Shares are offered, or, (b) the product of the exchange or conversion price of the securities so offered and the number of Common Shares for or into which the securities offered pursuant to the Rights Offering may be exchanged or converted, as the case may be, by

II.                                     the Current Market Price of the Common Shares as of the record date for the Rights Offering; and

(ii)                                the denominator of which shall be the aggregate of the number of Common Shares outstanding on such record date and the number of Common Shares offered pursuant to the Rights Offering (including in the case of the issue or distribution of securities exchangeable for or convertible into Common Shares the number of Common Shares for or into which such securities may be exchanged or converted).

(c)                                  Special Distributions:  If at any time after the Effective Date but prior to the Expiry Date, the Corporation shall fix a record date for the payment, issue or distribution to the holders of all or substantially all of the outstanding Common Shares of:

(i)                                    shares of the Corporation or any other corporation of any class other than Common Shares;

(ii)                                 rights, options or warrants to acquire Common Shares or securities exchangeable for or convertible into Common Shares (other than rights, options or warrants pursuant to which holders of Common Shares are entitled, during a period expiring not more than forty-five days after the record date for such issue, to subscribe for or purchase Common Shares or securities exchangeable for or convertible into Common Shares at a price per share (or in the case of securities exchangeable for or convertible into Common Shares at an exchange or conversion price per share) at the date of issue of such securities to the holder of at least 95% of the Current Market Price of the Common Shares on such record date);

(iii)                              evidences of indebtedness of the Corporation; or

(iv)                             any property or assets of the Corporation, including cash;

and if such issue or distribution does not constitute a Dividend Paid In The Ordinary Course, a Common Share Reorganization or a Rights Offering (any of such non-excluded events being herein called a “Special Distribution”), the Exercise Price shall be adjusted effective immediately after the record date for the Special Distribution to the amount determined by multiplying the Exercise Price in effect on the record date for the Special Distribution by a fraction:

A.                                   the numerator of which shall be the difference between

I.                                       the product of the number of Common Shares outstanding on such record date and the Current Market Price of the Common Shares on such record date, and

II.                                   the fair market value, as determined in good faith by the directors of the Corporation (whose determination shall be conclusive, subject to the prior written consent, if required, of any stock exchange on which the Common Shares are then listed), of such dividend, cash, securities, rights, options, warrants, evidences of indebtedness or property or assets to be issued or distributed in the Special Distribution, and

B.                                     the denominator of which shall be the product obtained by multiplying the number of Common Shares outstanding on such record date by the Current Market Price of the Common Shares on such record date.

Any Common Shares owned by or held for the account of the Corporation shall be deemed not to be outstanding for the purpose of such calculation.  To the extent that any adjustment in the Exercise Price occurs pursuant to this subsection 5.01(c) as a result of the fixing by the Corporation of a record date for the issue or distribution of rights, options or warrants to acquire Common Shares or securities exchangeable for or convertible into Common Shares referred to in this subsection 5.01(c), the Exercise Price shall be readjusted immediately after the expiry of any relevant exercise, exchange or conversion right to the amount which would then be in effect based upon the number of Common Shares issued and remaining issuable after such expiry and shall be further readjusted in such manner upon the expiry of any further such right.

(d)                                 Reclassification of Common Shares; Consolidation; Amalgamation; Merger:  If at any time after the Effective Date but prior to the Expiry Date there shall occur:

(i)                                   a reclassification or redesignation of the Common Shares, a change of the Common Shares into other shares or securities or any other capital reorganization involving the Common Shares other than a Common Share Reorganization;

(ii)                                a consolidation, arrangement, amalgamation or merger of the Corporation with or into another body corporate which results in a reclassification or redesignation of the Common Shares or a change of the Common Shares into other shares or securities;

(iii)                             the transfer, sale or conveyance of the undertaking or assets of the Corporation as an entirety or substantially as an entirety to another corporation or entity;

(any of such events being called a “Capital Reorganization”), after the effective date of the Capital Reorganization the Warrantholder shall be entitled to receive, and shall accept, for the same aggregate consideration, upon exercise of the Warrants, in lieu of the number of Common Shares to which the Warrantholder was theretofor entitled upon the exercise of the Warrants, the kind and aggregate number of shares and other securities or property resulting from the Capital Reorganization which the Warrantholder would have been entitled to receive as a result of the Capital Reorganization if, on the effective date thereof, the Warrantholder had been the registered holder of the number of Common Shares which the Warrantholder was theretofor entitled to purchase or receive upon the exercise of the Warrants.  If necessary, as a result of any such Capital Reorganization, appropriate adjustments shall be made in the application of the provisions of this Warrant Indenture with respect to the rights and interests thereafter of the Warrantholder to the end that the provisions shall thereafter correspondingly be made applicable as nearly as may reasonably be possible in relation to any shares or other securities or property thereafter deliverable upon the exercise of the Warrants.  Any such adjustments shall be made by and set forth in an indenture supplemental hereto with its successor or such corporation or other entity, as applicable, contemporaneously with such Capital Reorganization, provided that no such adjustments shall be prejudicial to the interests of any Warrantholders, and which supplemental indenture shall be approved by action by the directors and shall for all purposes be conclusively deemed to be an appropriate adjustment.  To give effect to the provisions of this subsection, the Corporation shall or shall impose upon its successor or such purchasing corporation or entity, as the case may be, prior to or contemporaneously with the Capital Reorganization, an agreement or an undertaking which shall provide, to the extent possible, for the applications of the provisions set forth herein with respect to the rights and interests thereafter of the Warrantholder to the extent that the adjustment provisions set forth in this Warrant Indenture shall thereafter correspondingly be made applicable, as nearly as may reasonably be, with respect to any shares, other securities or property to which the Warrantholder is entitled on exercise of acquisition rights hereunder.  Any such agreement or undertaking shall provide that such adjustments shall apply to successive Capital Reorganizations.

(e)                                  If at any time after the Effective Date but prior to the Expiry Date any adjustment or readjustment in the Exercise Price shall occur pursuant to the provisions of subsections 5.01(a), 5.01(b) or 5.01(c) of this Indenture, then the number of Common Shares purchasable upon the subsequent exercise of Warrants shall be simultaneously adjusted or readjusted, as the case may be, by multiplying the number of Common Shares purchasable upon the exercise of Warrants immediately prior to such adjustment or readjustment by a fraction which shall be the reciprocal of the fraction used in the adjustment or readjustment of the Exercise Price.

(f)                                    Adjustments Prior to Effective Date:  Notwithstanding any other provisions hereof, in the event that, at any time prior to the Effective Date, there shall have occurred one or more events which, if any Warrant was outstanding, would require an adjustment or adjustments thereto or to the exercise price thereof in accordance with the provisions hereof, then, notwithstanding anything to the contrary herein and notwithstanding that no Warrants may be outstanding at the applicable time under this Indenture, at the time of the issue of Warrants hereunder the same adjustment or adjustments in accordance with the adjustment provisions hereof shall be made to such Warrants, mutatis mutandis, as if such Warrants were outstanding and governed by the provisions hereof upon the occurrence of such event or events.

Section 5.02                            Rules Regarding Calculation of Adjustment of Exercise Price and Number of Common Shares Purchasable Upon Exercise:

For the purposes of section 5.01 hereof the following subsections shall apply:

(a)                                  Successive Adjustments:  Any adjustment made pursuant to section 5.01 hereof shall be cumulative and made successively whenever an event referred to therein shall occur, subject to the following subsections of this section 5.02.

(b)                                 Minimum Adjustments:  No adjustment in the Exercise Price shall be required unless such adjustment would result in a change of at least 1% in the Exercise Price and no adjustment shall be made in the number of Common Shares purchasable upon exercise of a Warrant unless it would result in a change of at least one one-hundredth of a Common Share; provided, however, that any adjustments which, except for the provisions of this subsection 5.02(b), would otherwise have been required to be made, shall be carried forward and taken into account in any subsequent adjustment, and provided further that in no event shall the Corporation be obligated to issue fractional Common Shares upon exercise of Warrants.

(c)                                  Mutatis Mutandis Adjustment:  Subject to the prior written consent, if required, of any stock exchange upon which the Common Shares or Warrants may be listed, no adjustment in the Exercise Price or in the number or kind of securities purchasable upon exercise of a Warrant shall be made in respect of any event described in section 5.01 hereof if Warrantholders are entitled to participate in such event on the same terms mutatis mutandis as if Warrantholders had exercised their Warrants prior to or on the effective date or record date, as the case may be, of such event.

(d)                                 No Adjustment for Certain Events:  No adjustment in the Exercise Price or in the number of Common Shares purchasable upon the exercise of Warrants shall be made pursuant to section 5.01 hereof in respect of the issue from time to time of Common Shares pursuant to this Indenture or pursuant to any stock option, stock purchase or stock bonus plan in effect from time to time for directors, officers or employees of the Corporation and/or any Subsidiary of the Corporation and any such issue, and any grant of options in connection therewith, shall be deemed not to be a Common Share Reorganization, a Rights Offering nor any other event described in section 5.01 hereof.

(e)                                  Other Actions:  If at any time after the Effective Date but prior to the Expiry Date the Corporation shall take any action affecting the Common Shares, other than an action described in section 5.01 hereof, which in the opinion of the Directors acting in good faith would materially affect the rights of Warrantholders, either or both the Exercise Price and the number of Common Shares purchasable upon exercise of Warrants shall be adjusted in such manner and at such time by action by the Directors, acting in good faith in their sole discretion, but subject to the prior written consent, if required, of any stock exchange upon which the Common Shares or Warrants may be listed, as may be equitable in the circumstances.  Failure of the taking of action by the Directors so as to provide for an adjustment prior to the effective date of any action by the Corporation affecting the Common Shares shall be deemed to be conclusive evidence that the Directors have determined that it is equitable to make no adjustment in the circumstances.

(f)                                    Abandonment of Event:  If the Corporation shall set a record date to determine the holders of Common Shares for the purpose of entitling such holders to receive any dividend or distribution or any subscription or purchase rights and shall, thereafter and before the distribution to such Shareholders of any such dividend, distribution or subscription or purchase rights, legally abandon its plan to pay or deliver such dividend, distribution or subscription or purchase rights, then no adjustment in the Exercise Price or the number of Common Shares purchasable upon exercise of any Warrant shall be required by reason of the setting of such record date.

(g)                                 Deemed Record Date:  In the absence of a resolution of the Directors fixing a record date for a Common Share Reorganization, a Rights Offering or a Special Distribution, the Corporation shall be deemed to have fixed as the record date therefor the earlier of the date on which holders of record of Common Shares are determined for the purpose of participating in the Common Share Reorganization, Rights Offering or Special Distribution and the date on which the Common Share Reorganization, Rights Offering or Special Distribution becomes effective.

(h)                                 Disputes:  If a dispute shall at any time arise with respect to adjustments of the Exercise Price or the number of Common Shares purchasable upon exercise of Warrants, such disputes shall be conclusively determined by the Corporation’s Auditors or if they are unable or unwilling to act, by such other firm of independent chartered accountants as may be selected by action by the Directors and acceptable to the Warrant Agent and any such determination shall be conclusive evidence of the correctness of any adjustment made under section 5.01 hereof and shall be binding upon the Corporation, the Warrant Agent and the Warrantholders.  Such auditors or accountants shall be provided access to all necessary records of the Corporation for the purpose of such determination.  In the event any determination is made, the Corporation shall deliver a Certificate of the Corporation to the Warrant Agent describing such determination.

(i)                                     Corporate Affairs:  As a condition precedent to the taking of any action which would require any adjustment in any of the subscription rights pursuant to the Warrants, including the Exercise Price and the number or class of shares or other securities which are to be received upon the exercise thereof, the Corporation shall take any action which may, in the opinion of Counsel, be necessary in order that the Corporation may validly and legally issue as fully paid and non-assessable all the shares or other securities which all holders of Warrants are entitled to receive in accordance with the provisions thereof.

Section 5.03                            Postponement of Subscription:

In any case in which this article five shall require that an adjustment shall be effective immediately after a record date for an event referred to herein, the Corporation may defer, until the occurrence of such event:

(a)                                  issuing to the holder of any Warrant, to the extent that Warrants are exercised after such record date and before the occurrence of such event, the additional Common Shares or other securities issuable upon such exercise by reason of the adjustment required by such event; and

(b)                                 delivering to such holder any distribution declared with respect to such additional Common Shares or other securities after such exercise date and before such event;

provided, however, that the Corporation shall deliver to such holder an appropriate instrument evidencing the right of such holder upon the occurrence of the event requiring the adjustment, to an adjustment in the Exercise Price or the number of Common Shares purchasable on the exercise of any Warrant and to such distributions declared with respect to any additional Common Shares issuable on the exercise of any Warrant.

Section 5.04                            Notice of Adjustment of Exercise Price and Number of Common Shares Purchasable Upon Exercise:

(a)                                  Notice of Effective or Record Date:  At least ten days prior to the effective date or record date, as the case may be, of any event which requires or might require an adjustment in any of the subscription rights pursuant to any of the Warrants, including the Exercise Price and the number of Common Shares which are purchasable upon the exercise thereof, the Corporation shall:

(i)                                    file with the Warrant Agent a Certificate of the Corporation specifying the particulars of such event to the extent then known including, if determinable, the required adjustment and the computation of such adjustment; and

(ii)                                 give notice to the Warrantholders in the manner provided for in article twelve hereof of the particulars of such event to the extent then known including, if determinable, the required adjustment.

(b)                                 Adjustment Not Determinable:  In case any adjustment for which a notice pursuant to subsection 5.04(a) hereof has been given is not then determinable, the Corporation shall promptly after such adjustment is determinable:

(i)                                    file with the Warrant Agent a computation of such adjustment; and

(ii)                                 give notice to the Warrantholders in the manner provided for in article twelve hereof of the adjustment.

Where a notice pursuant to this subsection 5.04(b) has been given, the Warrant Agent shall be entitled to act and rely on any adjustment calculation of the Corporation or of the auditors of the Corporation.

(c)                                  Duty of Warrant Agent:  Subject to subsection 11.02(a) hereof, the Warrant Agent shall not:

(i)                                   at any time be under any duty or responsibility to any Warrantholder to determine whether any facts exist which may require any adjustment in the Exercise Price or number of Common Shares issuable upon the exercise of the Warrants, or with respect to the nature or extent of any such adjustment when made, or which respect to the method employed in making such adjustment;

(ii)                                be accountable with respect to the validity or value (or the kind or amount) of any Common Shares or of any shares or other securities or property which may at any time be issued or delivered upon the exercise of any Warrant; or

(iii)                             be responsible for any failure of the Corporation to make any cash payment or to issue, transfer or deliver Common Shares or share certificates upon the surrender of any Warrants for the purpose of exercise, or to comply with any of the covenants contained in this section 5.04.

ARTICLE SIX

PURCHASES BY THE CORPORATION

Section 6.01                            Optional Purchases by the Corporation:

Subject to applicable law, the Corporation may from time to time purchase Warrants on any stock exchange, in the open market, by private agreement or otherwise.  Any such purchase may be made in such manner, from such persons, at such prices and on such terms as the Corporation in its sole discretion may determine.

Section 6.02                            Surrender of Warrant Certificates:

Warrant Certificates representing Warrants purchased pursuant to section 6.01 hereof shall be surrendered to the Warrant Agent for cancellation and shall be accompanied by a direction of the Corporation to cancel the Warrants represented thereby.

ARTICLE SEVEN

COVENANTS OF THE CORPORATION

Section 7.01                            General Covenants of the Corporation:

The Corporation covenants with the Warrant Agent for the benefit of the Warrant Agent and the Warrantholders that so long as any Warrants remain outstanding:

(a)                                  the Corporation will at all times use its commercially reasonable efforts to maintain its corporate existence, will carry on and conduct its business in a proper, efficient and business like manner and in accordance with good business practice and cause to be kept proper books of account in accordance with generally accepted accounting practices;

(b)                                 the Corporation will cause certificates representing the Common Shares, if any, from time to time subscribed and paid for pursuant to the exercise of Warrants to be issued and delivered in accordance with the terms hereof;

(c)                                  all Common Shares which are issued upon exercise of the right to subscribe for and purchase provided for herein, upon payment of the Exercise Price herein provided for, shall be fully paid and non-assessable shares;

(d)                                 the Corporation will reserve and keep available a sufficient number of Common Shares for the purpose of enabling the Corporation to satisfy its obligations to issue Common Shares upon the exercise of the Warrants, and all Warrants shall, when countersigned and registered as provided herein, be valid and enforceable against the Corporation;

(e)                                  the Corporation will give to the Warrantholders, in the manner provided in article twelve hereof, and to the Warrant Agent, notice of its intention to fix a record date, or effective date, as the case may be, for any event referred to in section 5.01 hereof which may give rise to an adjustment in the Exercise Price or in the number of Common Shares purchasable upon the exercise of Warrants and, in each case, such notice shall specify the particulars of such event and the record date, or the effective date, for such event; provided that the Corporation shall only be required to specify in such notice such particulars of such event as shall have been fixed and determined on the date on which such notice is given, and such notice shall be given in each case not less than 21 days prior to the applicable record date or effective date, as the case may be;

(f)                                    the Corporation will not close its transfer books nor take any other action which might deprive a Warrantholder of the opportunity of exercising the right of purchase pursuant to the Warrants held by such person during the period of 21 days after the giving of a notice required by this section 7.01 or unduly restrict such opportunity;

(g)                                 if the Corporation is a party to any transaction in which the Corporation is not the continuing corporation, the Corporation shall use commercially reasonable efforts to obtain all consents which may be necessary or appropriate under Canadian law to enable the continuing corporation to give effect to the Warrants;

(h)                                 it will use its commercially reasonable efforts to obtain and maintain reporting issuer status or equivalent not in default, and not be in default in any material respect of the applicable requirements of, the applicable securities laws of each of the provinces of Canada and the federal securities laws of the United States;

(i)                                     if at any time after the date of issue of the Warrants no Registration Statement is effective, the Corporation will give notice to the Transfer Agent forthwith and will give notice, in accordance with the provisions set out in Section 12.01, as soon as reasonably practicable, but in any event within 5 Business Days, after learning that no Registration Statement is effective. Such notice must be sent by fax, if possible, to any securities depositary that is a registered holder;

(j)                                     it will use its commercially reasonable efforts to cause the Registration Statement to become effective and use its commercially reasonable efforts to keep the Registration Statement continuously effective for a period of time that will terminate no earlier than that date on which all Warrants have been exercised or until the Time of Expiry;

(k)                                  it will use its commercially reasonable efforts to cause the Final Prospectus to be filed and a receipt to be issued for the Final Prospectus in the Qualifying Jurisdictions;

(l)                                     it will use its commercially reasonable efforts to have the Common Shares listed and posted for trading on the TSX and to maintain such listing until the Time of Expiry;

(m)                               if, in the opinion of outside counsel, any instrument is required to be filed with, or any permission, order or ruling is required to be obtained from any securities administrator, regulatory agency or governmental authority in Canada or the United States or any other step is required under any federal or provincial law of Canada or any federal or state law of the United States before the Common Shares issuable upon exercise of the Warrants may be issued or delivered to a Warrantholder, the Corporation will use its reasonable efforts to file such instrument, obtain such permission, order or ruling or take all such other actions, at its expense, as are required;

(n)                                 the Corporation will promptly advise the Warrant Agent and the Warrantholder of any default under the terms of this Indenture; and

(o)                                 generally, the Corporation will well and truly perform and carry out all of the acts or things to be done by the Corporation as provided in this Indenture.

Section 7.02                            Warrant Agent’s Remuneration and Expenses:

The Corporation covenants that it will pay to the Warrant Agent from time to time reasonable remuneration for its services hereunder and the Corporation will pay or reimburse the Warrant Agent upon its request for all reasonable expenses, disbursements and advances incurred or made by the Warrant Agent in the administration or execution of its duties hereunder (including the reasonable compensation and the disbursements of its counsel and all other advisers not regularly in its employ) both before any default hereunder and thereafter until all duties of the Warrant Agent hereunder shall be finally and fully performed, except any such expense, disbursement or advance as may arise out of or result from the Warrant Agent’s own negligent action, negligent failure to act, wilful misconduct or bad faith.

Section 7.03                            Notice of Issue:

The Corporation will give written notice of the issue of Common Shares pursuant to the exercise of any Warrants, in such detail as may be required, to each securities commission or similar regulatory authority in each jurisdiction in Canada in which there is legislation or regulations requiring the giving of any such notice in order that such issue of Common Shares and the subsequent disposition of the Common Shares so issued will not be subject to the prospectus requirements, if any, of such legislation or regulations.

Section 7.04                            Performance of Covenants by Warrant Agent:

If the Corporation shall fail to perform any of its covenants contained in this Indenture, the Warrant Agent may notify the Warrantholders of such failure on the part of the Corporation or may itself perform any of the said covenants capable of being performed by it, but shall be under no obligation to do so or to notify the Warrantholders that it is so doing.  All amounts so expended or advanced by the Warrant Agent shall be repayable upon request of the Warrant Agent as provided in section 7.02 hereof.  No such performance or advance by the Warrant Agent shall be deemed to relieve the Corporation of any default hereunder.

If, in the opinion of Counsel, any instrument is required to be filed with, or any permission, order or ruling is required to be obtained from, any securities administration or any other step is required under any federal or provincial law of Canada before the Common Shares may be issued or delivered to a Warrantholder or resold by such Warrantholder, the Corporation covenants that it will use its best efforts to file such instrument, obtain such permission, order or ruling or take all such actions, at its expense, or is required and appropriate in the circumstances

ARTICLE EIGHT

ENFORCEMENT

Section 8.01                            Suits by Warrantholders:

All or any of the rights conferred upon the holder of any Warrant Certificate by the terms of such Warrant Certificate or the provisions of this Indenture may be enforced by the holder of such Warrant Certificate by appropriate legal proceedings but without prejudice to the right which is hereby conferred upon the Warrant Agent to proceed in its own name to enforce each and all of the provisions herein contained for the benefit of the Warrantholder.

Section 8.02                            Immunity of Shareholders:

By the acceptance of the Warrant Certificate, Warrantholders and the Warrant Agent hereby waive and release any right, cause of action or remedy now or hereafter existing in any jurisdiction against any past, present or future incorporator, shareholder, director, officer, employee or agent of the Corporation for the issue of Common Shares pursuant to the exercise of any Warrant.

Section 8.03                            Limitation of Liability:

The obligations hereunder are not personally binding upon, nor shall resort hereunder be had to, the private property of any of the past, present or future officers, Directors or shareholders of the Corporation or of any successor corporation or to any of the past, present or future officers, Directors, employees or agents of the Corporation or any successor corporation, but only the property of the Corporation or any successor corporation shall be bound in respect hereof.

ARTICLE NINE

MEETINGS OF WARRANTHOLDERS

Section 9.01                            Right to Convene Meetings:

The Warrant Agent may at any time and from time to time and shall on receipt of a Written Request of the Corporation or of a Warrantholders’ Request and upon receiving sufficient funds and being indemnified to its reasonable satisfaction by the Corporation or by the Warrantholders signing such Warrantholders’ Request, as the case may be, against the costs which may be incurred by the Warrant Agent in connection with the calling and holding of such meeting, convene a meeting of the Warrantholders.  In the event of the Warrant Agent failing within 15 days after receipt of such written request by the Corporation or of a Warrantholders’ Request and of the required funds and indemnity as aforesaid to give notice to convene a meeting, the Corporation or such Warrantholders, as the case may be, may convene such meeting.  Every such meeting shall be held in the City of Toronto, Ontario, or at such other place as may be approved or determined by the Warrant Agent.

Section 9.02                            Notice:

At least 21 days’ notice of any meeting of Warrantholders shall be given to the Warrantholders in the manner provided in article twelve hereof and a copy thereof shall be sent by prepaid mail to the Warrant

Agent unless the meeting has been called by it and to the Corporation unless the meeting has been called by it.  Such notice shall state the time when and the place where the meeting is to be held and shall state briefly the general nature of the business to be transacted thereat.  It shall not be necessary for any such notice to set out the terms of any resolution to be proposed or any of the provisions of this article nine.  The notice convening any such meeting may be signed by an appropriate officer of the Warrant Agent or of the Corporation or the person or persons designated by the Warrantholders signing such Warrantholders’ Request, as the case may be.

Section 9.03                            Chairman:

An individual (who need not be a Warrantholder) nominated in writing by the Warrant Agent shall be chairman of the meeting and if no individual is so nominated, or if the individual so nominated is not present within 15 minutes from the time fixed for the holding of the meeting, or if such person is unable or unwilling to act as chairman, the Warrantholders present in person or by proxy shall choose some individual to be chairman.

Section 9.04                            Quorum:

Subject to the provisions of section 9.12 hereof, at any meeting of the Warrantholders a quorum shall consist of Warrantholders present in person or by proxy holding at least 25% of the aggregate number Warrants outstanding as of the date of the meeting, provided that at least two persons entitled to vote thereat (including proxyholders) are personally present.  If a quorum of the Warrantholders shall not be present within 30 minutes from the time fixed for holding any meeting, the meeting, if summoned by the Warrantholders or on a Warrantholders’ Request, shall be dissolved, but in any other case the meeting shall be adjourned to the same day in the next following week (unless such day is not a Business Day in which case it shall be adjourned to the next following Business Day thereafter) at the same time and place.  At the adjourned meeting the Warrantholders present in person or by proxy shall form a quorum and may transact the business for which the meeting was originally called notwithstanding that they may not hold at least 50% of the aggregate number of Warrants then outstanding.

Section 9.05                            Power to Adjourn:

Subject to the provisions of section 9.04 hereof, the chairman of any meeting at which a quorum of the Warrantholders is present may, with the consent of the meeting, adjourn any such meeting and no notice of such adjournment need be given except such notice, if any, as the meeting may prescribe.

Section 9.06                            Show of Hands:

Every question submitted to a meeting shall be decided in the first place by a majority of the votes given on a show of hands except that votes on Extraordinary Resolutions shall be given in the manner hereinafter provided.  At any such meeting, unless a poll is demanded as herein provided, a declaration by the chairman that a resolution has been carried or carried unanimously or by a particular majority or lost or not carried by a particular majority shall be conclusive evidence of such fact.  Any Warrantholder present in person or by proxy can demand a poll at any meeting in accordance with the provisions of section 9.07 hereof.

Section 9.07                            Poll:

On every Extraordinary Resolution, and on any other question submitted to a meeting and after a vote by show of hands in respect of such question if requested by the chairman or by one of or more of the Warrantholders acting in person or by proxy, a poll shall be taken in such manner as the chairman shall direct.  Questions other than Extraordinary Resolutions shall be decided by a majority of the votes cast on the poll.

Section 9.08                            Voting:

On a show of hands every person who is present and entitled to vote, whether as a Warrantholder or as a proxy for one or more absent Warrantholders or both, shall have one vote.  On a poll, each Warrantholder present in person or represented by a proxy appointed by instrument in writing shall be entitled to one vote in respect of each one Warrant held by him.  A proxy need not be a Warrantholder.  The chairman of any meeting shall be entitled both on a show of hands and on a poll to vote in respect of the Warrants, if any, held or represented by him.

Section 9.09                            Regulations:

The Warrant Agent or the Corporation with the approval of the Warrant Agent may from time to time make regulations and from time to time vary such regulations as it shall from time to time think fit:

(a)                                  for the deposit of instruments appointing proxies at such place and time as the Warrant Agent, the Corporation or the Warrantholder calling the meeting, as the case may be, may direct in the notice calling the meeting;

(b)                                 for the deposit of instruments appointing proxies at some approved place or places other than the place at which the meeting is to be held and enabling particulars of such instruments appointing proxies to be mailed, cabled or telecopied before the meeting to the Corporation or to the Warrant Agent at the place where the same is to be held and for the voting of proxies so deposited as though the instruments themselves were produced at the meeting;

(c)                                  for the form of the instrument appointing a proxy, the manner in which it may be executed and verification of the authority of a person who executes it on behalf of a Warrantholder; and

(d)                                 generally for the calling of meetings of Warrantholders and the conduct of business thereat.

Any regulations so made shall be binding and effective and the votes given in accordance therewith shall be valid and shall be counted.  Save as such regulations may provide, the only persons who shall be recognized at any meeting as the holders of any Warrant Certificates, or as entitled to vote or be present at the meeting in respect thereof, shall be registered holders of Warrant Certificates or proxies thereof.

Section 9.10                            Corporation and Warrant Agent may be Represented:

The Corporation and the Warrant Agent, by their respective employees, officers or directors, and the legal advisers of the Corporation and the Warrant Agent, may attend any meeting of the Warrantholders, but shall have no vote as such.

Section 9.11                            Powers Exercisable by Extraordinary Resolution:

In addition to all other powers conferred upon them by any other provision of this Indenture or by law, the Warrantholders at a meeting shall have the following powers exercisable from time to time by Extraordinary Resolution:

(a)                                  power to consent and agree to any modification, abrogation, alteration, compromise or arrangement of the rights of Warrantholders or, with the reasonable consent of the Warrant Agent, of the Warrant Agent (in its capacity as warrant agent hereunder or on behalf of the Warrantholders) with the Corporation, whether such rights arise under this Indenture or the Warrant Certificates or otherwise;

(b)                                 subject to arrangements as to financing and indemnity satisfactory to the Warrant Agent, power to direct or authorize the Warrant Agent (i) to enforce any of the covenants of the Corporation contained in this Indenture or the Warrant Certificates, (ii) to enforce any of the rights of the Warrantholders in any manner specified in such Extraordinary Resolution, or (iii) to refrain from enforcing any such covenant or right;

(c)                                  power to waive and direct the Warrant Agent to waive any default on the part of the Corporation in complying with any provision of this Indenture or the Warrant Certificates, either unconditionally or upon any conditions specified in such Extraordinary Resolution;

(d)                                 power to restrain any Warrantholder from taking or instituting any suit, action or proceeding against the Corporation (i) for the enforcement of any of the covenants of the Corporation contained in this Indenture or the Warrant Certificates, or (ii) to enforce any of the rights of the Warrantholders;

(e)                                  power to direct any Warrantholder who, as such, has brought any suit, action or proceeding to stay or discontinue or otherwise deal with the same upon payment of the costs, charges and expenses reasonably and properly incurred by such Warrantholder in connection therewith;

(f)                                    power to appoint any persons (whether Warrantholders or not) as a committee to represent the interests of the Warrantholders and to confer upon such committee any powers or discretions which the Warrantholders could themselves exercise by Extraordinary Resolution or otherwise;

(g)                                 power from time to time and at any time to remove the Warrant Agent and to appoint a successor Warrant Agent;

(h)                                 power to amend, alter or repeal any Extraordinary Resolution previously passed;

(i)                                     power to assent to any change in or omission from the provisions contained in the Warrant Certificates and this Indenture or any ancillary or supplemental instrument which may be agreed to by the Corporation, and to authorize the Warrant Agent to concur in and execute any ancillary or supplemental indenture embodying the change or omission; and

(j)                                     power to assent to any compromise or arrangement with any creditor or creditors or any class or classes of creditors, whether secured or otherwise, and with holders of any shares or other securities of the Corporation.

Section 9.12                            Extraordinary Resolution:

(a)                                  Extraordinary Resolution:  If, at any meeting called for the purpose of passing an Extraordinary Resolution, Warrantholders holding 50% of the aggregate number of

Warrants outstanding as of the date of such meeting are not present in person or by proxy within 30 minutes from the time fixed for holding the meeting, then the meeting, if called by Warrantholders or on a Warrantholders’ Request, shall be dissolved, but in any other case it shall stand adjourned to such day, being not less than 5 Business Days or more than 10 Business Days later, and to such place and time as may be determined by the chairman.  Not less than three Business Days’ notice to Warrantholders shall be given of the time and place of such adjourned meeting in the manner provided in article twelve hereof.  Such notice shall state that at the adjourned meeting the Warrantholders present in person or by proxy shall form a quorum but it shall not be necessary to set forth the purposes for which the meeting was originally called or any other particulars.  At the adjourned meeting the Warrantholders present in person or by proxy shall form a quorum notwithstanding the provisions of this subsection 9.12(a) to the contrary and may transact the business for which the meeting was originally called and a motion proposed at such adjourned meeting and passed by the affirmative vote of Warrantholders holding not less than 66 2/3% of the aggregate number of Warrants represented at the adjourned meeting and voted on the motion shall be an Extraordinary Resolution within the meaning of this Indenture, notwithstanding that Warrantholders holding 50% of the aggregate number of Warrants then outstanding Warrant Certificates are not present in person or by proxy at such adjourned meeting.

(b)                                 Poll to be Taken:  Votes on an Extraordinary Resolution shall always be given on a poll and no demand for a poll on an extraordinary resolution shall be necessary.

Section 9.13                            Powers Cumulative:

It is hereby declared and agreed that any one or more of the powers in this Indenture, stated to be exercisable by the Warrantholders by Extraordinary Resolution or otherwise, may be exercised from time to time and the exercise of any one or more of such powers from time to time shall not be deemed to exhaust the right of the Warrantholders to exercise such power or powers then or thereafter from time to time.

Section 9.14                            Minutes:

Minutes of all resolutions and Extraordinary Resolutions and proceedings at every meeting of Warrantholders shall be made and entered in books to be from time to time provided for that purpose by the Warrant Agent at the expense of the Corporation, and any such minutes, if signed by the chairman of the meeting at which such resolutions or Extraordinary Resolutions were passed or proceedings had, or by the chairman of the next succeeding meeting of the Warrantholders, shall be prima facie evidence of the matters therein stated and, until the contrary is proved, every such meeting, in respect of the proceedings of which minutes shall have been made, shall be deemed to have been called and held, and all resolutions passed thereat or proceedings taken, to have been passed and taken.

Section 9.15                            Instruments in Writing:

All actions which may be taken and all powers that may be exercised by the Warrantholders at a meeting held as provided in this article nine may also be taken and exercised by Warrantholders entitled to subscribe for and purchase 66 2/3% of the aggregate number of Common Shares which can be subscribed for and purchased pursuant to all of the then outstanding Warrant Certificates, by an instrument in writing signed in one or more counterparts by such Warrantholders in person or by attorney appointed in writing and the expression “Extraordinary Resolution” when used in this Indenture shall include an instrument so signed.

Section 9.16                            Binding Effect of Resolutions:

Every resolution and every Extraordinary Resolution passed in accordance with the provisions of this article nine at a meeting of Warrantholders shall be binding upon all of the Warrantholders, whether present or absent at such meeting, and every instrument in writing signed by Warrantholders in accordance with the provisions of section 9.15 hereof shall be binding upon all of the Warrantholders, whether signatories thereto or not, and each and every Warrantholder and the Warrant Agent (subject to the provisions for indemnity herein contained) shall be bound to give effect accordingly to every such resolution, Extraordinary Resolution and instrument in writing.

Section 9.17                            Holdings by Corporation and Warrant Agent Disregarded:

In determining whether Warrantholders are present at a meeting of Warrantholders for the purpose of determining a quorum or have concurred in any consent, resolution, Extraordinary Resolution, Warrantholders’ Request, waiver or other action under this Indenture, Warrants owned by the Corporation or any Subsidiary of the Corporation and the Warrant Agent shall be deemed not to be outstanding and shall be disregarded. The Corporation shall provide the Warrant Agent with a certificate of the Corporation providing details of any Warrants held by the Corporation or by a Subsidiary of the Corporation upon the written request of the Warrant Agent.

ARTICLE TEN

SUPPLEMENTAL INDENTURES

Section 10.01                     Provision for Supplemental Indentures for Certain Purposes:

From time to time the Corporation (when authorized by action by the Directors) and the Warrant Agent may, subject to the provisions of this Indenture and they shall, when so directed by the provisions of this Indenture, execute and deliver by their proper officers, indentures or instruments supplemental hereto, which thereafter shall form part hereof, for any one or more or all of the following purposes:

(a)                                  setting forth adjustments pursuant to the provisions of article five hereof;

(b)                                 increasing the number of Warrants (and the number of Common Shares issuable upon the exercise of Warrants) which the Corporation is authorized to issue under this Indenture and any consequential amendment thereto as may be required by the Warrant Agent acting on the advice of Counsel;

(c)                                  making such changes to the provisions hereof and of the Warrant Certificates as may be necessary or desirable in connection with the listing of the Warrants on any stock exchange;

(d)                                 adding to the provisions hereof such additional covenants and enforcement provisions as, in the opinion of Counsel, are necessary or advisable in the premises, provided that the same are not, in the opinion of the Warrant Agent, prejudicial to the interests of the Warrantholders;

(e)                                  giving effect to any resolution or Extraordinary Resolution passed as provided in article nine hereof;

(f)                                    making such provisions not inconsistent with this Indenture as may be necessary or desirable with respect to matters or questions arising hereunder, provided that such provisions are not, in the opinion of the Warrant Agent and on the advice of Counsel, prejudicial to the interests of the Warrantholders;

(g)                                 adding to or altering the provisions hereof in respect of the transfer of Warrants, making provision for the exchange of Warrant Certificates, or making any modification in the form of the Warrant Certificates which does not affect the substance thereof;

(h)                                 modifying any of the provisions of this Indenture or relieving the Corporation from any of the obligations, conditions or restrictions herein contained, provided that no such modification or relief shall be or become operative or effective in such manner as to impair any of the rights of the Warrantholders or of the Warrant Agent and provided further that the Warrant Agent may in its sole discretion decline to enter into any such supplemental indenture which in its opinion may not afford adequate protection to the Warrant Agent when the same shall become operative; or

(i)                                     any other purpose not inconsistent with the terms of this Indenture, including the correction or rectification of any ambiguities, defective provisions, errors or omissions herein, provided that, in the opinion of the Warrant Agent and on the advice of Counsel, the rights of the Warrant Agent and of the Warrantholders are in no way prejudiced thereby.

Section 10.02                     Successor Corporation:

In the case of a consolidation, amalgamation, arrangement, merger, separation or transfer of the undertaking or assets of the Corporation as an entirety or substantially as an entirety, the successor entity resulting from such consolidation, amalgamation, arrangement, merger, separation or transfer (if not the Corporation) shall expressly assume, by supplemental indenture satisfactory in form to the Warrant Agent and executed and delivered to the Warrant Agent, the performance and observance of each and every covenant and obligation contained in this Indenture to be performed by the Corporation, as the case may be.  Without limiting the generality of the foregoing, the continuing entity resulting from such consolidation, amalgamation, arrangement, merger, separation or transfer shall be deemed to be a successor entity for purposes of this Indenture.

ARTICLE ELEVEN

CONCERNING THE WARRANT AGENT

Section 11.01                     Trust Indenture Legislation:

(a)                                  Mandatory Requirements:  If and to the extent that any provision of this Indenture limits, qualifies or conflicts with a mandatory requirement of Applicable Legislation, such mandatory requirement shall prevail.

(b)                                 Applicable Legislation:  The Corporation and the Warrant Agent agree that each of them will at all times in relation to this Indenture and any action to be taken hereunder observe and comply with, and be entitled to the benefits of, Applicable Legislation.

Section 11.02                     Rights and Duties of Warrant Agent:

(a)                                  Degree of Skill:  In the exercise of the rights and duties prescribed or conferred by the terms of this Indenture, the Warrant Agent shall act honesty and in good faith with a view to the best interests of the Warrantholders and shall exercise that degree of care, diligence and skill that a reasonably prudent warrant agent would exercise in comparable circumstances.  No provision of this Indenture shall be construed to relieve the Warrant Agent from liability for its own negligent action, its own negligent failure to act or its own wilful misconduct or bad faith.

(b)                                 Conditions for Action:  Subject to subsection 11.02(a) hereof, the Warrant Agent shall not be bound to do any thing or take any act or action for the enforcement of any of the obligations of the Corporation under this Indenture unless and until the Warrant Agent shall have received a Warrantholders’ Request setting out the action which the Warrant Agent is required to take and the obligation of the Warrant Agent to commence or continue any act, action or proceeding for the purpose of enforcing any rights of the Warrant Agent or the Warrantholders hereunder shall be conditional upon the Warrantholders furnishing, when required by notice by the Warrant Agent, sufficient funds to commence or continue such act, action or proceeding and an indemnity reasonably satisfactory to the Warrant Agent to protect and hold harmless the Warrant Agent against the costs, charges, expenses and liabilities to be incurred thereby and any loss or damage it may suffer by reason thereof.  None of the provisions contained in this Indenture shall require the Warrant Agent to expend or risk its own funds or otherwise incur financial liability in the performance of any of its duties or in the exercise of any of its rights or powers unless indemnified as aforesaid.

(c)                                  Deposit of Warrant Certificates:  The Warrant Agent may, before commencing or at any time during the continuance of any act, action or proceeding for the purpose of enforcing any rights of the Warrant Agent or the Warrantholders hereunder, require the Warrantholders at whose instance it is acting to deposit with the Warrant Agent the Warrant Certificates held by them, for which Warrant Certificates the Warrant Agent shall issue receipts.

(d)                                 Supremacy of Applicable Legislation:  Every provision of this Indenture that by its terms relieves the Warrant Agent of liability or entitles it to rely upon any evidence submitted to it is subject to the provisions of Applicable Legislation and of this article eleven.

Section 11.03                     Evidence:

(a)                                  Entitlement to Rely on Evidence:  Whenever it is provided in this Indenture that the Corporation shall deposit with the Warrant Agent resolutions, certificates, reports, opinions, requests, orders or other documents, it is intended that the truth, accuracy and good faith on the effective date thereof of the facts and opinions stated in all documents so deposited shall, in each and every such case, be conditions precedent to the right of the Corporation to have the Warrant Agent take the action to be based thereon.  The Warrant Agent may rely and shall be protected in acting upon any such documents deposited with it in purported compliance with any such provision or for any other purpose hereof, but may, in its discretion, require further evidence before acting or relying thereon.  The Warrant Agent may also rely and shall be protected in acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, letter, telegram, cablegram or other paper or document believed by it to be genuine and to have been signed, sent or presented by or on behalf of the proper party or parties.

(b)                                 Additional Evidence:  In addition to the reports, certificates, opinions and other evidence required by this Indenture, the Corporation shall furnish to the Warrant Agent such additional evidence of compliance with any provision hereof, and in such form, as may be prescribed by Applicable Legislation or as the Warrant Agent may reasonably require by written notice to the Corporation.

(c)                                  Statutory Declarations:  Whenever Applicable Legislation requires that evidence referred to in subsection 11.03(a) hereof be in the form of a statutory declaration, the Warrant Agent may accept such statutory declaration in lieu of a Certificate of the Corporation required by any provision hereof.  Any such statutory declaration may be made by one or more of the President, any Vice-President, the Chief Financial Officer, the Secretary, the Treasurer, any Assistant Secretary or any Assistant Treasurer of the Corporation.

(d)                                 Proof of Execution:  Proof of execution of an instrument in writing by any Warrantholder may be made by the certificate of a notary public, or other officer with similar powers, that the person signing such instrument acknowledged to him the execution thereof, or by an affidavit of a witness to such execution or in any other manner which the Warrant Agent may consider adequate.

Section 11.04                     Experts and Advisers:

The Warrant Agent may employ or retain, at the expense of the Corporation, such counsel, accountants or other experts or advisers as it may reasonably require, said counsel, accountants, experts or advisers to be designated jointly by the Warrant Agent and the Corporation for the purpose of determining and discharging its duties hereunder, may pay reasonable remuneration for all services performed by any of them without taxation of any costs of any counsel and shall not be responsible for any misconduct on the part of any of them.  The Warrant Agent may act and shall be protected in acting in good faith on the opinion or advice of or information obtained from any counsel, accountant or other expert or adviser, whether retained or employed by the Corporation or by the Warrant Agent, in relation to any matter arising in relation to this Indenture.

Section 11.05                     Warrant Agent not Required to give Security:

The Warrant Agent shall not be required to give any bond or security in respect of the execution of the duties, obligations and powers of this Indenture or otherwise in respect of these premises.

Section 11.06                     Protection of Warrant Agent:

(a)                                  Protection: By way of supplement to the provisions of any law for the time being relating to warrant agents, it is expressly declared and agreed as follows:

(i)                                  the Warrant Agent shall not be liable for, or by reason of, any statement of fact or recital in this Indenture or in the Warrant Certificates (except the representation contained in section 11.08 hereof and in the countersignature of the Warrant Agent on the Warrant Certificates) or required to verify the same, but all such statements or recitals are, and shall be deemed to be made by, the Corporation;

(ii)                               the Warrant Agent shall not be bound to give notice to any person or persons of the execution hereof;

(iii)                            the Warrant Agent shall not incur any liability or responsibility whatever or be in any way responsible for the consequence of any breach on the part of the Corporation of any of the representations, warranties or covenants herein contained or of any acts of Directors, officers, employees, agents or servants of the Corporation;

(iv)                              the Warrant Agent, in its personal or any other capacity, may buy, lend upon and deal in shares of the Corporation and in the Warrant Certificates and generally may contract and enter into financial transactions with the Corporation or any corporation related to the Corporation without being liable to account for any profit made thereby; and

(v)                                 nothing herein contained shall impose any obligation on the Warrant Agent to see to or to require evidence of the registration or filing (or renewal thereof) of this Indenture or any instrument ancillary or supplemental hereto.

(b)                                 Indemnity:  In addition to and without limiting any protection of the Warrant Agent hereunder or otherwise by law, the Corporation agrees to indemnify the Warrant Agent and save it harmless from all liabilities, suits, damages, costs, expenses and actions which may be brought against or suffered by it arising out of or connected with performance by it of its duties hereunder except to the extent that such liabilities, suits, damages, costs and actions are attributable to the negligence or wilful misconduct of the Warrant Agent. Notwithstanding any other provision hereof, this indemnity shall survive any removal or resignation of the Warrant Agent, discharge of this Indenture and termination of any duties and obligations hereunder.

Section 11.07                     Replacement of Warrant Agent, Successor by Merger:

(a)                                  Resignation:  The Warrant Agent may resign its duties and obligations and be discharged from all further duties and liabilities hereunder, subject to this subsection 11.07(a), by giving to the Corporation not less than 60 days’ prior notice in writing or such shorter prior notice as the Corporation may accept as sufficient.  The Warrantholders, by Extraordinary Resolution, shall have power at any time to remove the Warrant Agent and to appoint a new warrant agent.  In the event of the Warrant Agent resigning or being removed as aforesaid or being dissolved, becoming bankrupt, going into liquidation or otherwise becoming incapable of acting hereunder, the Corporation shall forthwith appoint a new warrant agent unless such Extraordinary Resolution has appointed a new warrant agent; failing such appointment by the Corporation, the retiring Warrant Agent, at the expense of the Corporation, or any Warrantholder may apply to a judge of the Ontario Court of Justice (General Division), on such notice as such judge may direct for the appointment of a new warrant agent; provided that any new Warrant Agent so appointed by the Corporation or by the Court shall be subject to removal as aforesaid by the Warrantholders.  Any new warrant agent appointed under this subsection 11.07(a) shall be a corporation authorized to carry on the business of a trust company or transfer agent in the Province of Ontario and, if required by Applicable Legislation of any other province in Canada, in such other provinces.  On any such appointment the new warrant agent shall be vested with the same powers, rights, duties and responsibilities as if it had been originally named herein as Warrant Agent without any further assurance, conveyance, act or deed, but there shall be immediately executed, at the expense of the Corporation, all such conveyances or other instruments as may, in the opinion of Counsel, be necessary or advisable for the purpose of assuring the same to the new warrant agent, provided that, following any resignation or removal of the Warrant Agent and appointment of a successor warrant agent, the successor warrant agent shall have executed an appropriate instrument accepting such appointment and, at the request of the Corporation, the predecessor Warrant Agent shall execute and deliver to the successor warrant agent an appropriate instrument transferring to such successor warrant agent all rights and powers of the Warrant Agent hereunder so ceasing to act.

(b)                                 Notice of Successor:  Upon the appointment of a successor warrant agent, the Corporation shall promptly notify the Warrantholders thereof in the manner provided for in article twelve hereof.

(c)                                  No Further Act for Merger:  Any corporation into or with which the Warrant Agent may be merged or consolidated or amalgamated, or any corporation resulting therefrom, or any corporation succeeding to the trust or transfer agency business of the Warrant Agent shall be the successor to the Warrant Agent hereunder without any further act on its part or any of the parties hereto, provided that such corporation would be eligible for appointment as a successor warrant agent under subsection 11.07(a) hereof.

(d)                                 Certification:  Any Warrant Certificate countersigned but not delivered by a predecessor Warrant Agent may be delivered by the successor warrant agent in the name of the predecessor or successor warrant agent.

Section 11.08                     Conflict of Interest:

(a)                                  Representation:  The Warrant Agent represents to the Corporation that at the time of the execution and delivery hereof no material conflict of interest exists in the Warrant Agent’s role as a fiduciary hereunder and agrees that in the event of a material conflict of interest arising hereafter it will, within 90 days after ascertaining that it has such material conflict of interest, either eliminate the same or assign its duties and obligations hereunder to a successor warrant agent approved by the Corporation and meeting the requirements set forth in subsection 11.07(a) hereof.

Section 11.09                     Acceptance of Duties and Obligations:

The Warrant Agent hereby accepts the duties and obligations in this Indenture declared and provided for and agrees to perform the same upon the terms and conditions hereinbefore set forth unless and until discharged therefrom.

Section 11.10                     Actions by Warrant Agent to Protect Interest:

The Warrant Agent shall have power to institute and to maintain such actions and proceedings as it may consider necessary or expedient to preserve, protect or enforce its interest and the interests of the Warrantholders.

Section 11.11                     Documents, Moneys, etc. Held by Warrant Agent:

Any securities, documents of title or other instruments that may at any time be held by the Warrant Agent subject to the duties and obligations hereof may be placed in the deposit vaults of the Warrant Agent or of any bank listed in Schedule I of the Bank Act (Canada), as amended, or deposited for safekeeping with any such bank.  Unless herein otherwise expressly provided, any moneys so held pending the application or withdrawal thereof under any provisions of this Indenture, may be deposited in the name of the Warrant Agent in any such bank at the rate of interest, if any, then current on similar deposits or, with the consent of the Corporation, may be deposited in the deposit department of the Warrant Agent or any other loan or trust company or chartered bank authorized to accept deposits under the laws of Canada or a province thereof.  All interest or other income received by the Warrant Agent in respect of such deposits and investments shall belong to the Corporation.

Section 11.12                     Warrant Agent Not to be Appointed Receiver:

The Warrant Agent and any person related to the Warrant Agent shall not be appointed a receiver or receiver and manager or liquidator of all or any part of the assets or undertaking of the Corporation.

ARTICLE TWELVE

NOTICE TO WARRANTHOLDERS

Section 12.01                     Notice:

(a)                                  Notice:  Unless herein otherwise expressly provided, a notice to be given hereunder to Warrantholders will be deemed to be validly given if the notice is sent by ordinary surface or air mail, postage prepaid, addressed to the Warrantholders or delivered (or so mailed to certain Warrantholders and so delivered to the other Warrantholders) at their respective addresses appearing on the registers of holders described in section 2.08 hereof, provided, however, that if, by reason of a strike, lockout or other work stoppage, actual or threatened, involving Canadian postal employees, the notice could reasonably be considered unlikely to reach or likely to be delayed in reaching its destination, the notice will be valid and effective only if it is so delivered or is given by publication twice in the Report on Business section in the national edition of The Globe and Mail newspaper.

(b)                                 Date of Notice:  A notice so given by mail or so delivered will be deemed to have been given on the first Business Day after it has been mailed or on the day on which it has been delivered, as the case may be, and a notice so given by publication will be deemed to have been given on the second day on which it has been published as required.  In determining under any provision hereof the date when notice of a meeting or other event must be given, the date of giving notice will be included and the date of the meeting or other event will be excluded.  Accidental failure or omission in giving notice or accidental failure to mail notice to any Warrantholder will not invalidate any action or proceeding founded thereon.

ARTICLE THIRTEEN

GENERAL

Section 13.01                     Notice to the Corporation and the Warrant Agent:

(a)                                  Notices:  Unless herein otherwise expressly provided, any notice to be given hereunder to the Corporation or to the Warrant Agent shall be deemed to be validly given if delivered by prepaid courier, if transmitted by telecopier or other means of prepaid, transmitted, recorded communication or if sent by registered mail, postage prepaid:

(i)                                     to the Corporation:

U.S. Gold Corporation
99 George Street
3rd Floor
Toronto, Ontario
M5A 2N4

Attention:  Robert R. McEwen
Facsimile:  (647) 258-0408

U.S. Gold Corporation
Suite 100
2201 Kipling Street
Lakewood, Colorado
80215-1545

Attention: William Pass
Facsimile: (303) 238-1724

with a copy to (with such delivery or sending not to be a delivery or sending to the Corporation for purposes of this Indenture):

Fraser Milner Casgrain LLP
Suite 3900
100 King Street West
Toronto, Ontario
M5X 1B2

Attention:  Michael Melanson
Facsimile:  (416) 863-4592

(ii)                                  to the Warrant Agent:

Equity Transfer Services Inc.
Suite 420, 120 Adelaide Street West
Toronto, Ontario
M5H 4C3

Attention:                                         President

Telecopier:                                     416-361-0470

and any such notice delivered or transmitted in accordance with the foregoing shall be deemed to have been received on the date of delivery or transmission or, if mailed, on the third Business Day following the date of the postmark on such notice. The original of any notice sent by facsimile transmission to the Warrant Agent shall be subsequently mailed to the Warrant Agent.

(b)                                 Change of Address:  The Corporation or the Warrant Agent may from time to time notify the other in the manner provided in subsection 13.01(a) hereof of a change of address which, from the effective date of such notice and until changed by like notice, shall be the address of the Corporation or the Warrant Agent, as the case may be, for all purposes of this Indenture.

(c)                                  Postal Disruption:  If, by reason of a strike, lockout or other work stoppage, actual or threatened, involving postal employees, any notice to be given to the Warrant Agent or to the Corporation hereunder could reasonably be considered unlikely to reach its destination, such notice shall be valid and effective only if it is delivered by prepaid courier or transmitted by telecopier or other means of prepaid, transmitted, recorded communication, such notice to be deemed to have been received on the date of delivery or transmission.

Section 13.02                     Time of the Essence:

Time shall be of the essence of this Indenture.

Section 13.03                     Counterparts:

The Indenture may be executed in several counterparts, each of which when so executed shall be deemed to be an original and such counterparts together shall constitute one and the same instrument and notwithstanding their date of execution shall be deemed to be dated as of the date hereof.

Section 13.04                     Satisfaction and Discharge of Indenture:

Upon all Common Shares required to be issued in respect of Warrant Certificates delivered to the Warrant Agent prior to the Expiry Date having been issued, this Indenture shall cease to be of further force or effect and the Warrant Agent, on demand of and at the cost and expense of the Corporation and upon delivery to the Warrant Agent of a certificate of the President or any Vice-President of the Corporation stating that all conditions precedent to the satisfaction and discharge of this Indenture have been complied with, shall execute proper instruments acknowledging satisfaction of and discharging this Indenture.

Section 13.05                     Provisions of Indenture and Warrant Certificate for the Sole Benefit of Parties and Warrantholders:

Nothing in this Indenture or the Warrant Certificates, expressed or implied, shall give or be construed to give to any person other than the parties hereto and the holders of the Warrant Certificates, as the case may be, any legal or equitable right, remedy or claim under this Indenture or the Warrant Certificates, or under any covenant or provision therein contained, all such covenants and provisions being for the sole benefit of the parties hereto and the Warrantholders.

Section 13.06                     Stock Exchange Consents:

Any action provided for in this Indenture requiring the prior consent of any stock exchange upon which the Common Shares or Warrants may be listed shall not be completed until the requisite consent is obtained.

IN WITNESS WHEREOF the parties have executed this Indenture as of the day and year first above written.

U.S. GOLD CORPORATION
By:

Robert R. McEwen
Chairman and Chief Executive Officer

EQUITY TRANSFER SERVICES INC.
By:

Richard M. Barnowski
President

SCHEDULE A TO THE WARRANT

INDENTURE DATED FEBRUARY 22, 2006 BETWEEN

U.S. GOLD CORPORATION AND EQUITY TRANSFER SERVICES INC.

FORM OF WARRANT CERTIFICATE

[Certificates representing Warrants issued prior to the earlier of the Qualification Date and the date that is four months and one day after the later of (i) the date hereof; and (ii) the date the Corporation became a reporting issuer in any province or territory of Canada shall bear the following legend:]

UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THE SECURITY MAY NOT TRADE THIS SECURITY BEFORE THE DATE THAT IS FOUR MONTHS AND ONE DAY AFTER THE LATER OF (I) [INSERT DISTRIBUTION DATE], AND (II) THE DATE THE ISSUER BECAME A REPORTING ISSUER IN ANY PROVINCE OR TERRITORY OF CANADA.

[Certificates issued if the Registration Statement is not effective shall bear the following legend:]

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”).  THESE SECURITIES MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (A) TO U.S. GOLD CORPORATION (“U.S. GOLD”), (B) OUTSIDE THE UNITED STATES IN COMPLIANCE WITH RULE 904 OF REGULATION S UNDER THE SECURITIES ACT, (C) IN COMPLIANCE WITH RULE 144 OR 144A THEREUNDER, IF AVAILABLE, AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS, (D) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT, OR (E) IN A TRANSACTION THAT DOES NOT REQUIRE REGISTRATION UNDER THE SECURITIES ACT OR ANY APPLICABLE STATE SECURITIES LAWS, AND THE HOLDER HAS, PRIOR TO SUCH SALE, FURNISHED TO U.S. GOLD AN OPINION OF COUNSEL OR OTHER EVIDENCE OF EXEMPTION, IN EITHER CASE REASONABLY SATISFACTORY TO U.S. GOLD.  HEDGING TRANSACTIONS INVOLVING THESE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE U.S. SECURITIES ACT.

THIS WARRANT AND THE SECURITIES TO BE ISSUED UPON ITS EXERCISE HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”).  THIS WARRANT MAY NOT BE EXERCISED IN THE UNITED STATES OR BY OR ON BEHALF OF ANY U.S. PERSON OR PERSON IN THE UNITED STATES UNLESS SUCH EXERCISE IS PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT AND APPLICABLE STATE SECURITIES LAWS OR AN EXEMPTION FROM REGISTRATION IS AVAILABLE, AND THE COMPANY SHALL HAVE RECEIVED AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO IT TO SUCH EFFECT.

EXERCISABLE ONLY PRIOR TO 5:00 P.M., DENVER TIME, ON THE EXPIRY DATE AFTER WHICH TIME THIS WARRANT CERTIFICATE SHALL BE NULL AND VOID.

NUMBER	CERTIFICATE FOR <>

CUSIP	WARRANTS

WARRANT

TO PURCHASE COMMON SHARES OF U.S. GOLD CORPORATION

THIS IS TO CERTIFY THAT, for value received, <> (the “holder”) is entitled to subscribe for and to purchase, AT ANY TIME PRIOR TO 5:00 P.M., DENVER TIME, ON THE EXPIRY DATE (as hereinafter defined),                      fully paid and non-assessable common shares (“Common Shares”) of U.S. Gold Corporation (the “Corporation”) as constituted on the date hereof (as hereinafter defined), on the basis of one Common Share for each one Warrant (subject to adjustment in certain circumstances), at an exercise price of US$10.00 per Common Share (subject to adjustment in certain circumstances), by surrendering this Warrant Certificate to the warrant agent specified below with a subscription form (FORM 1) properly completed and executed, and a certified cheque, bank draft or money order in lawful money of the United States payable to or to the order of the Warrant Agent (as hereinafter defined), for the total purchase price of the Common Shares so subscribed for and purchased.

The Expiry Date is February 22, 2011.

The holder of this Warrant Certificate may subscribe for and purchase less than the number of Common Shares entitled to be subscribed for and purchased on surrender of this Warrant Certificate.  If the subscription does not exhaust the Warrants represented by this Warrant Certificate, a Warrant Certificate representing the balance of the Warrants will be issued to the holder. No Warrant Certificate representing fractional Warrants will be issued and the holder hereof understands and agrees that such holder will not be entitled to any cash payment or other form of compensation in respect of a fractional Warrant.  By acceptance hereof, the holder expressly waives any right to receive fractional Common Shares upon exercise hereof.  If the number of Common Shares to which a Warrantholder would otherwise be entitled upon the exercise of this Warrant Certificate is not a whole number, then the number of Common Shares to be issued will be rounded down to the next whole number.

The principal office of Equity Transfer Services Inc. (the “Warrant Agent”) in the City of Toronto, Ontario, has been appointed the warrant agent to receive subscriptions for Common Shares and payments from holders of Warrant Certificates.  This Warrant Certificate, the subscription form (FORM 1), and a certified cheque, bank draft or money order shall be deemed to be surrendered to the Warrant Agent only upon personal delivery thereof or, if sent by post or other means of transmission, upon receipt thereof by the Warrant Agent at the office specified above.  The Corporation may also provide for other places at which this Warrant Certificate may be surrendered for exchange or exercise.  If mail is used for delivery of a Warrant Certificate, for the protection of the holder, registered mail should be used and sufficient time should be allowed to avoid the risk of late delivery.

Certificates representing Common Shares subscribed for and purchased will be mailed to the persons specified in the subscription form (FORM 1) at the respective addresses specified therein or, if so specified in the subscription form (FORM 1), delivered to such persons at the office of the Warrant Agent where the applicable Warrant Certificate was surrendered, when the transfer books of the Corporation have been opened for three Business Days after the due surrender of such Warrant Certificate and payment as aforesaid, including any applicable taxes.

This Warrant Certificate may, upon compliance with the reasonable requirements and charges of the Warrant Agent, be divided by completing and executing FORM 2 and delivering the Warrant Certificate to the Warrant Agent.

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The Warrants represented by this Warrant Certificate may only be transferred, upon compliance with the conditions prescribed in the Warrant Indenture, on the register of transfers to be kept at the principal office of the Warrant Agent in Toronto, Ontario, by the holder or his executors, administrators or other legal representatives or his or their attorney duly appointed by an instrument in writing in form and executed in a manner satisfactory to the Warrant Agent and, upon compliance with such requirements and such other reasonable requirements as the Warrant Agent may prescribe, such transfer will be duly recorded on such register of transfers by the Warrant Agent.  Notwithstanding the foregoing, the Corporation will be entitled, and may direct the Warrant Agent, to refuse to record any transfer of any Warrant on such register if such transfer would constitute a violation of the securities laws of any jurisdiction.

If any Common Shares issuable upon the exercise of Warrants require the maintenance of a current Registration Statement, with respect to such Common Shares under the Securities Act of 1933, as amended (the “1933 Act”), in no event shall such Common Shares be issued unless the Common Shares are registered under the 1933 Act pursuant to an effective Registration Statement and the Company causes to be delivered to the holder a U.S. Prospectus; provided, however that, if the Registration Statement ceases to be effective, prior to the Expiry Time and for so long as the Registration Statement is not effective, subject to applicable law, a holder of any Warrant may, at its option: (i) exercise such Warrants, if the holder is not a U.S. Purchaser and the holder delivers a duly completed and executed Warrant Exercise Certification (in the form attached as Schedule B to the Indenture) certifying that the holder: (A)(1) is not in the United States; (2) is not a U.S. Person and is not exercising the Warrants for, or on behalf or benefit of, a U.S. Person or person in the United States; (3) did not execute or deliver the Warrant Subscription Form in the United States; (4) agrees not to engage in hedging transactions with regard to the Securities prior to the expiration of the one-year distribution compliance period set forth in Rule 903(b)(3) of Regulation S; (5) acknowledges that the Common Shares issuable upon exercise of the Warrants are “restricted securities” as defined in Rule 144 of the 1933 Act and upon the issuance thereof, and until such time as the same is no longer required under the applicable requirements of the 1933 Act or applicable U.S. state laws and regulations, the certificates representing the Common Shares will bear a restrictive legend; and (6) acknowledges that the Corporation shall refuse to register any transfer of the Common Shares not made in accordance with the provisions of Regulation S, pursuant to registration under the 1933 Act, or pursuant to an available exemption from registration under the 1933 Act; and (B) neither the Corporation nor the holder has engaged in any “directed selling efforts” (as defined in Regulation S) in the United States; or (ii) exercise such Warrants in a transaction that does not require registration under the 1933 Act or any applicable U.S. state laws and regulations and the holder has (A) delivered a duly completed and executed Warrant Exercise Certification (in the form attached hereto as Schedule B) certifying that the holder is exercising the Warrants pursuant to such exemptions and (B) furnished to the Corporation, prior to such exercise, an opinion of counsel of recognized standing in form and substance satisfactory to the Corporation to such effect. If no Registration Statement is effective at any time when any Warrant is exercised, the holder shall deliver a completed Warrant Exercise Certification (attached as Schedule B to the Indenture) to the Transfer Agent and the Corporation.

This Warrant Certificate represents warrants of the Corporation issued or issuable under the provisions of an indenture (which indenture together with all other instruments supplemental or ancillary thereto is herein referred to as the “Warrant Indenture”) dated as of February 22, 2006, between the Corporation and the Warrant Agent, to which reference is hereby made for particulars of the rights of the holders of the Warrant Certificates, the Corporation and the Warrant Agent in respect thereof and the terms and conditions upon which the Warrants represented hereby are issued and held, all to the same effect as if the provisions of the Warrant Indenture were herein set forth in full, to all of which the holder of this Warrant Certificate by acceptance hereof assents, it being expressly understood that the provisions of the Warrant Indenture and this Warrant Certificate are for the sole benefit of the Corporation, the

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Warrant Agent and the Warrantholders.  A copy of the Warrant Indenture may be obtained on request without charge from the secretary of the Corporation, at U.S. Gold Corporation, 99 George Street, 3rd Floor, Toronto, Ontario, M5A 2N4, telephone: (647) 258-0395.  Words and terms in this Warrant Certificate with the initial letter or letters capitalized and not defined herein shall have the meanings ascribed to such capitalized words and terms in the Warrant Indenture.

Nothing contained in this Warrant Certificate, the Warrant Indenture or otherwise shall be construed as conferring upon the holder hereof any right or interest whatsoever as a holder of Common Shares or other shareholder of the Corporation or any other right or interest except as herein and in the Warrant Indenture expressly provided.

The Warrant Indenture provides for adjustments to the exercise price of the Warrants and to the number and kind of securities purchasable upon exercise upon the happening of certain stated events including the subdivision or consolidation of the Common Shares, certain distributions of Common Shares or securities exchangeable for or convertible into Common Shares or of other assets or property of the Corporation, certain offerings of rights, warrants or options and certain reorganizations.

The Warrant Indenture provides for the giving of notice by the Corporation prior to taking certain actions specified therein.  The Corporation may from time to time purchase any of the Warrants by private contract or otherwise.  Any such Warrants purchased by the Corporation shall be cancelled.

This Warrant Certificate, the Warrants represented by this Warrant Certificate and the Warrant Indenture shall be governed by and performed, construed and enforced in accordance with the laws of the Province of Ontario and the federal laws of Canada applicable therein.

This Warrant Certificate shall not be valid for any purpose until it has been countersigned by or on behalf of the Warrant Agent for the time being under the Warrant Indenture.

IN WITNESS WHEREOF the Corporation has caused this Warrant Certificate to be signed by its proper officers.

U.S. GOLD CORPORATION
By:

This Warrant Certificate is one of the Warrant Certificates referred to in the Warrant Indenture.

EQUITY TRANSFER SERVICES INC.
By:

Authorized Officer

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SUBSCRIPTION FORM

(FORM 1)

THE HOLDER HEREBY SUBSCRIBES FOR                              Common Shares of U.S. Gold Corporation at US$10.00 per Common Share and on the other terms set out in the Warrant Certificate and Warrant Indenture and encloses herewith a certified cheque, bank draft or money order in U.S. dollars payable to “U.S. Gold Corporation” in payment of the aggregate subscription price therefor.

The undersigned hereby irrevocably directs that the Common Shares be delivered, subject to the conditions set out in this certificate and the provisions of the Warrant Indenture, and that the said Common Shares be registered as follows:

Name(s) in Full and Social Insurance Number(s)	Address(es) (include postal code)	Number of Common Shares

TOTAL:

Please print full name in which certificate(s) are to be issued.  If any of the Common Shares are to be issued to a person or persons other than the Warrantholder, the Warrantholder must pay to the Warrant Agent all requisite taxes or other government charges, if any.

DATED this        day of                     , 20      .

Signature of Warrantholder	Signature Guaranteed

Print Name and Address in full below:

Name

Address

(Include Postal Code)

☐                                    Please check box if certificates representing the Common Shares are to be delivered at the office of the Warrant Agent where this Warrant Certificate is surrendered, failing which the certificates will be mailed to the address set forth above.

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TO DIVIDE OR COMBINE WARRANT CERTIFICATES

(FORM 2)

Fill in and sign this FORM 2 and surrender this Warrant Certificate to the Warrant Agent in ample time for new Warrant Certificates to be issued and used.

Deliver to the undersigned Warrantholder, at the address mentioned below, new certificates as follows:

Certificate(s)
for	Warrants each
Certificate(s)

for	Warrants each
Certificate(s)

for	Warrants each

Dated this      day of                  , 20      .

Signature of Warrantholder

Print name and address in full below.

Name

Address

(Include Postal Code)

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FORM OF TRANSFER

(FORM 3)

FOR VALUE RECEIVED the undersigned hereby sells, assigns and transfers the Warrants represented by this Warrant Certificate to:

Name

Address

(Include Postal Code)

Social Insurance Number(s)

and hereby irrevocably constitutes and appoints
(leave this space blank)

as the attorney of the undersigned with full power of substitution to transfer the Warrants on the appropriate register of the Warrant Agent.

DATED this      day of             , 20       .

Signature Guaranteed	Signature of Transferor

Name of Transferor

CERTAIN REQUIREMENTS RELATING TO TRANSFERS

1.                                       In the case of any transfer of Warrants to a Person resident in, or otherwise subject to the securities laws of, any province or territory of Canada, either the transferee must be an “accredited investor” within the meaning of such applicable securities laws in Canada or the transfer must otherwise be exempt from the prospectus and registration requirements of applicable securities laws in Canada.

2.                                       The Warrant Indenture contains certain other requirements relating to the transfer of Warrants, if the Registration Statement has not been declared effective.

3.                                       The signature of the transferor must correspond in every particular with the surname and the first name(s) or initials shown on the face of this certificate and the endorsement must be signature guaranteed, in either case, by a Canadian chartered bank, a major trust company in Canada, a firm which is a member of a recognized stock exchange in Canada, a national securities exchange in the United States or the National Association of Securities Dealers or a member of a recognized securities transfer agents medallion program (STAMP). The stamp affixed thereon by the guarantor must bear the actual words “signature guarantee”, or “signature medallion guaranteed” and otherwise be in accordance with industry standards.

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SCHEDULE B

WARRANT EXERCISE CERTIFICATION

(TO BE COMPLETED ONLY IF A REGISTRATION STATEMENT
IS NOT EFFECTIVE)

To:	U.S. GOLD CORPORATION

And To:	EQUITY TRANSFER SERVICES INC.

The undersigned holder of the within Warrant Certificate, pursuant to the Warrant Indenture mentioned therein, hereby exercises certain Warrants (the “Exercised Warrants”) evidenced thereby and hereby subscribes for a number of Common Shares of U.S. Gold Corporation equal to such number of Common Shares or number or amount of other securities or property, or combination thereof, to which such exercise entitles him under the provisions of the Warrant Indenture at an aggregate price equal to the product of the Exercise Price and the number of Exercised Warrants, and on the terms specified in such Warrant Certificate and the Warrant Indenture, and in payment therefor, delivers herewith a bank draft, certified cheque or money order payable to U.S. Gold Corporation.  Capitalized terms not defined herein shall have the definitions set forth in the Warrant Indenture.

The undersigned represents that it (A) has had access to such current public information concerning U.S. Gold Corporation as it considered necessary in connection with its investment decision and (B) understands that the securities issuable upon exercise hereof have not been registered under the United States Securities Act of 1933, as amended (the “1933 Act”).

The undersigned represents and warrants that it: [CHECK ONE ONLY]

☐                                    A.                                   is not a U.S. Purchaser and it (1) is not in the United States; (2) is not a U.S. Person and is not exercising the Warrants for, or on behalf or benefit of, a U.S. Person or person in the United States; (3) did not execute or deliver the Subscription Form in the United States; (4) agrees not to engage in hedging transactions with regard to the Common Shares prior to the expiration of the one-year distribution compliance period set forth in Rule 903(b)(3) of Regulation S; (5) acknowledges that the Common Shares issuable upon exercise of the Warrants are “restricted securities” as defined in Rule 144 of the 1933 Act and upon the issuance thereof, and until such time as the same is no longer required under the applicable requirements of the 1933 Act or applicable U.S. state laws and regulations, the certificates representing the Common Shares will bear a restrictive legend; and (6) acknowledges that the Corporation shall refuse to register any transfer of the Common Shares not made in accordance with the provisions of Regulation S, pursuant to registration under the 1933 Act, or pursuant to an available exemption from registration under the 1933 Act; and (B) it holder has not engaged in any “directed selling efforts” (as defined in Regulation S) in the United States.

☐                                    B.                                     the undersigned is delivering a written opinion of United States Counsel or a written confirmation from the Corporation to the effect that the Common Shares to be delivered upon exercise hereof have been registered under the 1933 Act or are exempt from registration thereunder.

The undersigned holder understands that the certificate representing the Corporation’s Common Shares to be issued upon exercise of this Warrant will bear a legend restricting the transfer without registration under the 1933 Act and applicable state securities laws substantially the form set forth in Section 4.01(c) of the Warrant Indenture.

Name:
Please print or type name and address (including postal code)

Address:
Number of Warrants being Exercised:

DATED this                        day of                 ,

Signature guaranteed by:
Name of registered holder (please print)

Signature of or on behalf of
registered holder

Office, Title or other Authorization (if
holder not an individual)

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